As filed with the Securities and Exchange Commission on May 23, 2013
================================================================================
                                                   1933 Act File No. 333-186412
                                                    1940 Act File No. 811-22795


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-2

(Check appropriate box or boxes)

[ ]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]  Pre-Effective Amendment No. 3
[ ]  Post-Effective Amendment No. _


and


[ ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 3


           First Trust Intermediate Duration Preferred & Income Fund Exact Name of Registrant as Specified in Declaration of Trust


           120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)


                                 (630) 765-8000
               Registrant's Telephone Number, including Area Code


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

           Eric F. Fess, Esq.                       David E. Wohl
         Chapman and Cutler LLP               Weil, Gotshal & Manges LLP
         111 West Monroe Street                    767 Fifth Avenue
         Chicago, Illinois 60603               New York, New York 10153


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

---------------

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

---------------

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================


------------------------ ---------------------- --------------------- ---------------------- ----------------------
                                                  Proposed Maximum      Proposed Maximum
  Title of Securities        Amount Being          Offering Price      Aggregate Offering    Amount of Registration
   Being Registered           Registered              Per Unit              Price(1)                 Fee(2)
------------------------ ---------------------- --------------------- ---------------------- ----------------------
    Common Shares,
    $0.01 par value           60,000,000              $25.00             $1,500,000,000            $204,600
------------------------ ---------------------- --------------------- ---------------------- ----------------------


(1)  Estimated solely for the purpose of determining the registration fee.

(2)  $3.41 of which has been previously paid.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                            SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED MAY 23, 2013


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.


PROSPECTUS

                                         SHARES

           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND

                                 COMMON SHARES
                                $25.00 PER SHARE

                                ----------------

   The Fund. First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

   Investment Objectives. The Fund's primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

   Investment Strategy. The Fund will seek to achieve its investment objectives by investing in preferred and other income-producing securities. The Fund seeks to maintain, under normal market conditions, a duration (as described on page
2), excluding the effects of leverage, of between three and eight years. See "Prospectus Summary--Investment Objectives and Strategy--Duration" and "The Fund's Investments" for a description of the Fund's management of target duration.

   Portfolio Holdings. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined on pages 1-2) in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. The Fund also will invest at least 25% of its Managed Assets in the group of industries that are part of the financials sector as classified under the Global Industry Classification Standards developed by MSCI, Inc. and Standard & Poor's, which is currently comprised of banks, diversified financials, real estate (including real estate investment trusts) and insurance industries. Under normal market conditions, the Fund will seek to invest in a portfolio of securities that has an average weighted investment grade credit quality. Below investment grade securities are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. See "The Fund's Investments--Investment Objectives and Policies" and "Risks--Credit and Below Investment Grade Securities Risk."

   NO PRIOR HISTORY. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED- END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD OF TIME AFTER COMPLETION OF THE PUBLIC OFFERING.

   The Fund's common shares of beneficial interest ("Common Shares") have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "FPF."

                                               (continued on the following page)


   INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 32 OF THIS PROSPECTUS.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        PER SHARE   TOTAL (1)
   Public offering price............................... $25.000      $
   Sales load (2)...................................... $ 1.125      $
   Estimated offering costs (3)........................ $ 0.050      $
   Proceeds, after expenses, to the Fund............... $23.825      $


                                                       (notes on following page)

   The underwriters expect to deliver the Common Shares to purchasers on or
about     , 2013.
                                ----------------

MORGAN STANLEY                                      CITIGROUP                             BOFA MERRILL LYNCH

OPPENHEIMER & CO.                                                                        RBC CAPITAL MARKETS

BB&T CAPITAL MARKETS                       CHARDAN CAPITAL MARKETS, LLC                  COMERICA SECURITIES
HENLEY & COMPANY LLC                     J.J.B. HILLIARD, W.L. LYONS, LLC            JANNEY MONTGOMERY SCOTT
J.P. TURNER & COMPANY, LLC                LADENBURG THALMANN & CO. INC.                      MAXIM GROUP LLC
NEWBRIDGE SECURITIES CORPORATION                   PERSHING LLC                         SOUTHWEST SECURITIES
STERNE AGEE                                  WEDBUSH SECURITIES INC.                   WUNDERLICH SECURITIES

                                ----------------

                  The date of this prospectus is       , 2013.

(notes from previous page)

   (1) The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering costs and
       proceeds, after expenses, to the Fund will be $        , $        ,
       $        and $         , respectively. See "Underwriters."

   (2) The Advisor and the Sub-Advisor (and not the Fund) have agreed to pay, from their own assets, upfront structuring and syndication fees to Morgan Stanley & Co. LLC, and upfront structuring fees to Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and may pay certain other qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. See "Underwriters--Additional Compensation to be Paid by the Advisor and Sub-Advisor."

   (3) Total expenses of the offering of the Common Shares of the Fund paid by the Fund (other than the sales load, but including the partial reimbursement of certain underwriter expenses incurred in connection with
       this offering) are estimated to be $         , which represents 0.20%
       (or $0.050 per Common Share) of the Fund's aggregate offering price. The Advisor and Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load, but including the partial reimbursement of certain underwriter expenses described above) that exceed 0.20% (or $0.050 per Common Share) of the Fund's aggregate offering price.

(continued from previous page)

   Investment Advisor and Sub-Advisor. First Trust Advisors L.P. (the "Advisor") will be the Fund's investment advisor and Stonebridge Advisors LLC (the "Sub-Advisor") will be the Fund's sub-advisor. See "Management of the Fund" in this prospectus and "Investment Advisor" and "Sub-Advisor" in the Fund's Statement of Additional Information (the "SAI").

   Distributions. The Fund intends to pay monthly distributions to shareholders out of legally available funds. Distributions, if any, will be determined by the Fund's Board of Trustees. The Fund expects to declare its initial distribution approximately 30 to 60 days following the completion of this offering and pay such initial distribution approximately 60 to 90 days after the completion of this offering, depending on market conditions. There is no assurance the Fund will make this distribution or continue to pay regular distributions or that it will do so at a particular rate. See "Distributions" and "Federal Tax Matters."

   Use of Leverage. The Fund currently intends to use leverage to seek to enhance its potential for current income. The Fund may utilize leverage through the issuance of preferred shares of beneficial interest ("Preferred Shares") in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes (collectively, "Borrowings") in an amount up to 33-1/3% of its total assets. This is known as structural leverage. The Fund is also permitted to employ portfolio leverage through the use of other portfolio techniques that have the economic effect of leverage. "Effective leverage" is the combination of the amount of structural leverage plus the amount of portfolio leverage. The Fund anticipates that its effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings; however, the Fund's effective leverage will not exceed 40% of the Fund's Managed Assets. The Fund initially anticipates that, under normal market conditions, it will employ structural leverage through Borrowings from banks and other financial institutions. The Fund anticipates that it may, in the future, employ portfolio leverage through the use of reverse repurchase agreements, which will not be considered Borrowings for purposes of the Investment Company Act of 1940 so long as the Fund has covered its commitments with respect to such reverse repurchase agreements by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. The Fund intends to cover its exposure under any reverse repurchase agreements and, accordingly, such use of reverse repurchase agreements will be considered portfolio leverage. Under current conditions, it is unlikely that the Fund will issue Preferred Shares. Based upon current market conditions, it is expected that the Fund's initial effective leverage, through the use of Borrowings, will be approximately 30% of Managed Assets. The cost associated with any issuance and use of leverage will be borne by the holders of the Common Shares (the "Common Shareholders"). Through the use of leverage, the Fund will seek to obtain a higher return for the Common Shareholders than if the Fund did not use leverage. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Use of Leverage," "Risks--Leverage Risk" and "Description of Shares."

   You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The SAI,
dated       , 2013, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 59 of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund and make shareholder inquiries by calling (800) 988-5891; by writing to the Fund at 120 East Liberty Drive, Wheaton, Illinois 60187; or from the Fund's or Advisor's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's or Advisor's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

THE FUND'S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS


PAGE

Prospectus Summary .......................................................    1
Summary of Fund Expenses .................................................   22
The Fund .................................................................   23
Use of Proceeds ..........................................................   23
The Fund's Investments ...................................................   23
Use of Leverage...........................................................   30
Risks.....................................................................   32
Management of the Fund ...................................................   43
Net Asset Value ..........................................................   45
Distributions ............................................................   46
Dividend Reinvestment Plan ...............................................   46
Description of Shares ....................................................   47
Certain Provisions in the Declaration of Trust and By-Laws ...............   49
Structure of the Fund; Common Share Repurchases and Conversion
   to Open-End Fund ......................................................   50
Federal Tax Matters ......................................................   51
Underwriters .............................................................   54
Custodian, Administrator, Fund Accountant and Transfer Agent .............   58
Legal Opinions ...........................................................   58
Table of Contents for the Statement of Additional Information ............   59

                                ----------------

   YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

             CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

   This prospectus and the SAI, including documents incorporated by reference, contain "forward looking statements." Forward looking statements can be identified by the words "may," "will," "intend," "expect," "believe," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial and other markets, the price at which the Common Shares will trade in the public markets and other factors which may be discussed in the Fund's periodic filings with the SEC.

   Although we believe that the expectations expressed in these forward looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward looking statements. The Fund's future financial condition and results of operations, as well as any forward looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. We do not intend, and we undertake no obligation, to update any forward looking statement. The forward looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.

   Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. The Fund urges you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY

   This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's Common Shares (as defined below). You should carefully read the entire prospectus and the Statement of Additional Information (the "SAI"), particularly the section entitled "Risks."

THE FUND ...........  First Trust Intermediate Duration Preferred & Income Fund
                      (the "Fund") is a newly organized, non-diversified, closed-end management investment company. See "The Fund."

THE OFFERING .......  The Fund is offering          common shares of beneficial
                      interest ("Common Shares") at $25.00 per share through a
                      group of underwriters (the "Underwriters") led by Morgan
                      Stanley & Co. LLC, Citigroup Global Markets Inc. and
                      Merrill Lynch, Pierce, Fenner & Smith Incorporated. You
                      must purchase at least 100 Common Shares in this offering.
                      The Fund has given the Underwriters an option to purchase
                      up to     additional Common Shares within 45 days from the
                      date of this prospectus solely to cover over-allotments, if any. The Advisor and the Sub-Advisor (each as defined below) have to agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses incurred in connection with this offering) that exceed 0.20% (or $0.050 per Common
                      Share) of the Fund's aggregate offering price.


INVESTMENT ADVISOR
AND SUB-ADVISOR ....  First Trust Advisors L.P., a registered investment advisor
                      (the "Advisor"), will be the Fund's investment advisor and will be responsible for supervising the Fund's Sub-Advisor, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, will also be responsible for determining the Fund's overall investment strategy and overseeing its implementation. The Advisor is an Illinois limited partnership formed in 1991. It serves as investment advisor or portfolio supervisor to investment portfolios with approximately $68.6 billion in assets, which it managed or supervised as of April 30, 2013. See "Management of the Fund--Investment Advisor" in this prospectus and "Investment Advisor" in the SAI.

                      Stonebridge Advisors LLC, a registered investment advisor and an affiliate of the Advisor (the "Sub-Advisor"), will be the Fund's sub-advisor and will be primarily responsible for the day-to-day supervision and investment strategy of, and making investment decisions for, the Fund. The Sub-Advisor was formed in 2004 and serves as investment advisor or portfolio supervisor to investment portfolios with approximately $1.82 billion in assets which it managed or supervised as of April 30, 2013. See "Management of the Fund--Sub-Advisor" in this prospectus and "Sub-Advisor" in the SAI.


INVESTMENT
OBJECTIVES
AND STRATEGY........  The Fund's primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund will seek to achieve its investment objectives by investing in preferred and other income-producing securities. There can be no assurance that the Fund's investment objectives will be achieved.

                      Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. See "--Portfolio Holdings" below. "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares of beneficial interest

                      ("Preferred Shares") and accrued liabilities (other than debt representing leverage). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

                      Duration. The Fund seeks to maintain, under normal market conditions, a weighted average effective duration ("duration") of between three and eight years. However, under certain market conditions, the Fund's duration may be longer than eight years or shorter than three years. In this prospectus, duration is the average duration of the portfolio of securities based on the duration of the individual securities and their weight within the portfolio, calculated without giving effect to the Fund's leverage.

                      Duration is a mathematical calculation of the sensitivity of the price of a security to changes in interest rates (or yields). Maturity is the date on which a security matures and the issuer is obligated to repay principal. Duration is not necessarily equal to average maturity and differs from maturity in that it considers potential changes to interest rates, and a security's coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Generally, the longer the duration of a security or group of securities, the more sensitive the security or group of securities is to such changes; the shorter the duration, the less sensitive the security or group of securities is to such changes. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates (or yields). For example, if a portfolio of debt securities has an average duration of three years, its value can be expected to fall about 3% if interest rates (or yields) rise by 1%. Conversely, the portfolio's value can be expected to rise about 3% if interest rates (or yields) fall by 1%. As the value of a security changes over time, so will its duration.

                      In seeking to maintain its target duration, the Fund will invest in floating rate and fixed-to-floating rate preferred securities, which tend to be less price-sensitive to rising interest rates (or yields) than fixed rate securities with similar terms to maturity. Because the interest rate on such securities is adjusted on a periodic basis by reference to a current market interest rate measure, the ownership of such securities by the Fund will reduce duration. The extent of the Fund's investments in floating rate and fixed-to-floating rate preferred securities will vary depending on the duration of the Fund's other investments. Various other techniques may be used to maintain the Fund's target duration. For example, the Fund may also seek to maintain its target duration by investing in securities with short term maturities or securities with long term maturities, but shorter term call provisions that have the effect of reducing duration. See "--Portfolio Holdings--Preferred Securities" and "--Portfolio Holdings--Debt Securities" below for a description of floating rate and fixed-to-floating rate securities.

                      Other Investments. The Fund will invest at least 25% of its Managed Assets in the group of industries that are part of the financials sector as classified under the Global Industry Classification Standards developed by MSCI, Inc. and Standard & Poor's (the "financials sector"), which is currently comprised of banks, diversified financials, real estate (including real estate investment trusts ("REITs")) and insurance industries. The Fund also may invest in other sectors or industries, such as energy, industrials, utilities, pipelines, health care and telecommunications.

                      Under normal market conditions, the Fund will seek to invest in a portfolio of securities that has an average weighted investment grade credit quality. Investment grade quality securities are those that, at the time of purchase, are rated at least "BBB-" or higher by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies ("S&P"), or Fitch Ratings, Inc. ("Fitch"), or "Baa3" or higher by Moody's Investors Service, Inc. ("Moody's"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Below investment grade securities are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. See "Risks--Credit and Below Investment Grade Securities Risk."

                      The Fund may invest up to 20% of its Managed Assets in common stocks, which represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. The Fund may invest in common stocks of companies of any market capitalization. See "--Portfolio Holdings--Common Stocks."

                      The Fund may invest up to 20% of its Managed Assets in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by a non-U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. See "--Portfolio Holdings--Government Debt Securities."

                      The Fund may invest up to 20% of its Managed Assets in municipal securities, which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. See "--Portfolio Holdings--Municipal Securities."

                      The Fund may invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's (the "SEC") standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund also may invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the Sub-Advisor to be illiquid are subject to the limitation set forth above.

                      The Fund does not intend to enter into derivative transactions ("Strategic Transactions") as a principal part of its investment strategy. However, the Fund may enter into Strategic Transactions to seek to manage the risks of the Fund's portfolio securities or for other purposes to the extent the Sub-Advisor determines that the use of Strategic Transactions is consistent with the Fund's investment objectives and policies and applicable regulatory requirements. The market value of the Fund's Strategic Transactions, if any, will be counted towards the Fund's policy to invest, under normal market conditions, at least 80% of its Managed Assets in preferred and other income-producing securities, as discussed above, to the extent the Strategic Transactions have economic characteristics similar to such preferred and other income-producing securities. Certain of the Fund's Strategic Transactions, if any, may provide investment leverage to the Fund's portfolio. See "Risks--Leverage Risk" below and "Other Investment Policies and Techniques--Strategic Transactions" in the SAI for more information about these techniques.

                      Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities.

                      The Fund's investment objectives and certain of the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Fund's Board of Trustees (the "Board of Trustees") without shareholder approval; provided, that shareholders receive at least 60 days' prior notice of any such change adopted by the Board of Trustees.

INVESTMENT
PHILOSOPHY
AND PROCESS.........  In selecting securities for the Fund, the Sub-Advisor's investment strategy is driven by comprehensive analysis of fixed income preferred, hybrid and other income-producing securities with a goal of investing in securities representing the best relative value in the market. The Sub-Advisor's style of active management combines a bottom-up and top-down approach to security selection that encompasses three significant areas of analysis: credit fundamentals, relative value, and technical aspects of the securities. The bottom-up analysis focuses on individual security analysis, idiosyncratic risks, credit fundamentals and opportunistic trading. The top-down analysis focuses on sector and industry analysis, duration and interest rate analysis, capital structure positioning and systemic risks. Through limits on issuer and industry weightings, the Sub-Advisor seeks to reduce the impact of the Fund's investments in the preferred, hybrid and other income-producing securities asset classes on the Fund's portfolio. In addition to fundamental analysis, the Sub-Advisor draws upon its experience and understanding of the preferred, hybrid and other income-producing securities asset classes to take advantage of market inefficiencies through active management.

                      To implement the investment strategy, the Sub-Advisor utilizes a repeatable and consistent investment process that centers on security selection. This process allows the Sub-Advisor to invest in securities in the preferred, hybrid and other income-producing securities asset classes based on attributes such as credit quality, yield and capital structure positioning (i.e., the security's level of priority to corporate income, claims to corporate assets and liquidation payments compared to certain other obligations of the issuer) while also focusing on equally important market technicals such as trading volumes, liquidity and pricing inefficiencies. New investments in securities of issuers that have not already been approved by the Sub-Advisor's investment committee are presented to the committee before inclusion into the portfolio. Investment risk factors and compliance considerations are included in the selection process. Once an investment decision has been approved by the investment committee, the portfolio managers will look to act upon that investment decision.

PORTFOLIO
HOLDINGS ...........  Preferred Securities. Traditional preferred securities are considered equity securities. Preferred securities held by the Fund generally will pay fixed or floating rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company's assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. Preferred securities are generally junior to all forms of the company's debt, including both senior and subordinated debt.

                      Hybrid preferred securities have the characteristics of both preferred securities and debt securities. Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. Hybrid preferred securities include trust preferred securities, as described below.

                      Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the coupon offered by the floating-rate security may rise as well, making such securities less sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price-sensitive to rising interest rates (or yields), because it has a rate of payment that is fixed for a certain period (typically five, ten or thirty years when first issued), after which period a floating-rate of payment applies.

                      Trust preferred securities combine features of corporate debt securities and preferred securities. The securities generally pay quarterly income. U.S. issues usually have long maturities, while foreign issues are normally perpetual. The creation of a trust preferred security generally begins with a company establishing a Delaware limited business trust. The trust issues preferred securities to the public and uses the proceeds to purchase junior subordinated debentures from that company. The terms of the debentures are essentially the same as the terms of the preferred securities. Trust preferred securities represent the "preferred" interest in trusts that hold junior subordinated deferrable debentures of the company. The parent may then use the proceeds for general corporate purposes. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default. In the event that the issuer skips or defers a payment, the holder of the security is generally still subject to taxation on the missed payments. Certain newer hybrid structures are known as enhanced trust preferred securities, which are structured to allow issuers to keep their favorable tax treatment while receiving "equity credit" from ratings agencies when evaluating an issuer's capital structure. Interest payments on enhanced trust preferred securities are deferrable, but cumulative, and fully taxable for the investor. Enhanced trust preferred securities typically have longer maturities and longer interest payment deferral periods than traditional trust preferred securities.

                      The Fund may invest in over-the-counter ("OTC") preferred securities, in addition to exchange-traded preferred securities. Certain of the OTC preferred securities in which the Fund may invest include "institutional" preferred securities. Institutional preferred securities are generally priced at a par value of $1,000 and are typically traded in increments of at least $500,000. In contrast, "retail" preferred securities are generally exchange-traded, priced at a par value of $25, $50 or $100 and are typically traded in increments of $25. The ability to participate in institutional preferred securities markets, in addition to the retail market, may provide the Sub-Advisor with a broader universe of potential investments for the Fund, consistent with its investment strategy, than investing solely in retail preferred securities. Certain OTC preferred securities may be substantially less liquid than retail securities traded on an exchange. See "Risks--Preferred and Hybrid Preferred Securities Risk."

                      Securities may or may not pay dividends that are eligible for the corporate dividends received deduction for corporations or for treatment as qualified dividend income for individuals. See "The Fund's Investments--Portfolio Composition--Preferred Securities."

                      Debt Securities. Debt securities include obligations typically issued by corporations to borrow money from investors, such as corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments. These securities may be either secured or unsecured. Holders of debt securities, as creditors, have a prior legal claim over common and preferred shareholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on debt securities may be fixed or floating, or the securities may be zero coupon securities which pay no interest. Interest on debt securities is typically paid semi-annually and is fully taxable to the holder of the securities. The investment return of debt securities reflects interest on the security and changes in the market value of the security. The market value of a fixed rate debt security generally may be expected to rise and fall inversely with changes in interest rates and also may be affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the marketplace. Debt securities issued by corporations usually have a higher yield than government or agency bonds due to the presence of credit risk. Certain of the debt securities in which the Fund may invest may be rated below investment grade. See "The Fund's Investments--Portfolio Composition--Debt Securities" and "Risks--Credit and Below Investment Grade Securities Risk."

                      Certain of the debt securities in which the Fund may invest include "baby bonds," which are corporate bonds issued in increments of less than $1,000, typically $10, $25, $50 or $100. Baby bonds are usually structured similarly to retail preferred securities in that they typically have long-dated maturities and embedded call options, make quarterly coupon payments and are exchange-listed. Interest payments on baby bonds are non-deferrable and fully taxable for the investor.

                      Convertible Securities. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

                      Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

                      REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and
                      (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs.


                      Foreign (Non-U.S.) Securities. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States, including companies domiciled in emerging markets, and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities may be traded on foreign securities exchanges or in over-the-counter capital markets. Many foreign companies issue both foreign currency and U.S. dollar-denominated preferred and debt securities. Although it does not currently intend to do so, the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar. Those securities that are traded in the United States have characteristics that are similar to traditional and hybrid preferred securities. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. EDRs, in bearer form, are designed for use in the European securities markets and are similar to GDRs.


                      Common Stocks. Common stocks represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

                      Government Debt Securities. Government debt securities are debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by a non-U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.

                      Municipal Securities. Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities are issued to obtain funds for various public purposes. The two major classifications of municipal securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. See "The Fund's Investments--Portfolio Composition--Municipal Securities."

USE OF LEVERAGE ....  Pursuant to the provisions of the 1940 Act, the Fund may borrow or issue notes (collectively, "Borrowings") in an amount up to 33-1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Fund's total assets (including the proceeds from leverage). This is known as structural leverage. The Fund is also permitted to employ portfolio leverage through the use of other portfolio techniques that have the economic effect of leverage. "Effective leverage" is the combination of the amount of structural leverage plus the amount of portfolio leverage. The Fund anticipates that its effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings; however, the Fund's effective leverage will not exceed 40% of the Fund's Managed Assets. The Fund initially anticipates that, under normal market conditions, it will employ structural leverage through Borrowings from banks and other financial institutions. The Fund anticipates that it may, in the future, employ portfolio leverage through the use of reverse repurchase agreements, which will not be considered Borrowings for purposes of the 1940 Act so long as the Fund has covered its commitments with respect to such reverse repurchase agreements by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations in an amount equal to at least 100% of its commitments. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund. The Fund intends to cover its exposure under any reverse repurchase agreements and, accordingly, such use of reverse repurchase agreements will be considered portfolio leverage.

                      Under current conditions, it is unlikely that the Fund will issue Preferred Shares. Based upon current market conditions, it is expected that the Fund's initial effective leverage, through the use of Borrowings, will be approximately 30% of Managed Assets. The Fund will not be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets.

                      The Fund may use leverage for hedging or investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. Each form of leverage used by the Fund is referred to herein as a "Leverage Instrument." Subject to market conditions, within approximately three months after completion of this offering, the Fund intends to establish a structural leverage program. It is expected that the Fund's

                      Borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then-current interest rate or dividend rate and other costs on the Preferred Shares and/or Borrowings, the Fund will generate more return or income than will be needed to pay such dividends or interest payments and other costs. In this event, the excess will be available to pay higher dividends to holders of Common Shares (the "Common Shareholders"). Preferred Shares, if issued, may pay dividends based on short-term rates, which may be reset frequently. However, under current conditions, it is unlikely that the Fund will issue Preferred Shares.

                      The use of leverage will leverage your investment in the Common Shares. Leverage Instruments will have seniority over the Common Shares. When leverage is employed, the net asset value ("NAV") and market prices of the Common Shares and the yield to Common Shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. There is no assurance that a leverage strategy will be utilized by the Fund or that, if utilized, will be successful. See "Risks--Leverage Risk."

                      If the Fund uses Leverage Instruments, associated costs, if any, will be borne immediately by the Common Shareholders and result in a reduction of the NAV of the Common Shares. Costs associated with any Borrowings may include legal fees, audit fees, structuring fees, commitment fees, and a usage (borrowing) fee.

DISTRIBUTIONS ......  The Fund's present distribution policy, which may be changed at any time by the Board of Trustees, is to distribute monthly all or a portion of its net investment income to Common Shareholders (after the payment of interest and/or dividends in connection with leverage). In addition, the Fund intends to distribute any net long-term capital gains, if any, to Common Shareholders as long-term capital gain dividends at least annually. In general, the total distributions made in any taxable year (other than distributions of net capital gains) would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. The Fund's initial distribution is expected to be declared approximately 30 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares through the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan."

                      Subject to certain terms and conditions, the Fund is entitled to rely on an exemption granted to the Advisor by the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder (the "Exemptive Relief"). The Exemptive Relief generally permits the Fund, subject to such terms and conditions, to make distributions of long-term capital gains with respect to its Common Shares more frequently than would otherwise be permitted under the 1940 Act (generally once per taxable year). To rely on the Exemptive Relief, the Fund must comply with the terms and conditions therein, which, among other things, would require the Board of Trustees to approve the Fund's adoption of a distribution policy with respect to its Common Shares which calls for periodic distributions of an amount equal to a fixed percentage of the market price of the Common Shares at a particular point in time, or a fixed percentage of net asset value per Common Share at a particular point in time, or a fixed amount per Common Share, any of which could be adjusted from time to time. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital (as defined on pages 9-10). The Fund has no current intention to adopt such a distribution policy or implement the Exemptive Relief. The Exemptive Relief also permits the Fund to make distributions of long-term capital gains with respect to any Preferred Shares that may be issued by the Fund in accordance with such shares' terms. See "Distributions."

                      If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and the Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid to each class of shares for the year in which the income is realized. See "Distributions" and "Use of Leverage."

CUSTODIAN,
ADMINISTRATOR,
FUND ACCOUNTANT
AND TRANSFER
AGENT ..............  The Fund has retained Computershare Trust Company, N.A. as transfer agent and Brown Brothers Harriman & Co. as administrator, fund accountant and custodian for the Fund. The Advisor and the Board of Trustees will be responsible for overseeing the activities of the custodian, administrator, fund accountant and transfer agent. See "Custodian, Administrator, Fund Accountant and Transfer Agent."

LISTING ............  The Fund's Common Shares have been approved for listing on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the symbol "FPF."

CLOSED-END
STRUCTURE ..........  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds can generally stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                      Shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price of such shares may be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV.

                      The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and believes that the closed-end fund structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Common Shares with respect to the Fund's NAV and may, but is not required to, take certain actions to seek to reduce or eliminate any such discount to NAV. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their NAV. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to propose to shareholders that the Fund convert to an open-end management investment company. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund."

FEDERAL TAX
MATTERS ............  Distributions with respect to the Common Shares will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to Common Shareholders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of Common Shareholders. Distributions in excess of the Fund's current and accumulated earnings and profits as calculated for U.S. federal income tax purposes would first be a tax-deferred return of capital to the extent of a Common Shareholder's adjusted tax basis in its Common Shares. A "return of capital" represents a return of a shareholder's original investment in the Fund's Common Shares, and not a distribution from the Fund's earnings and profits. Although a return of capital may not be immediately taxable, it will reduce a Common Shareholder's basis in their Common Shares. Upon the sale of Common Shares, Common Shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Common Shareholder and the shareholder's federal income tax basis in Common Shares sold, as adjusted to reflect return of capital, even if such shares are sold at a loss from the original investment. In addition, a significant portion of the distributions generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the lower tax rates on qualified dividend income. See "Federal Tax Matters."

SPECIAL RISK
CONSIDERATIONS .....  Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks."

                      No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. It is designed for long- term investing and not as a vehicle for trading.


                      Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. The Fund intends to utilize leverage, which magnifies this risk. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.


                      Market Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV of the Common Shares will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets will generally be considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

                      Management Risk and Reliance on Key Personnel. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. In addition, the implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor and the Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace.

                      The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

                      Preferred and Hybrid Preferred Securities Risk. Preferred securities are unique securities that combine some of the characteristics of both common stocks and bonds. In addition to the risks described elsewhere in this section such as credit risk, preferred securities, including hybrid preferred securities, are subject to certain other risks, including:

                        o Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of rising market interest rates. When market interest rates rise, the market value of fixed rate preferred securities generally will fall. Currently, interest rates are at or near historical lows and, as a result, they are likely to rise over time.

                        o Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security's sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security's coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund's duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

                        o Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

                        o Subordination Risk. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

                        o Floating Rate and Fixed-to-Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

                        o Call and Reinvestment Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

                        o Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

                        o Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the ability to elect a director or directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid preferred security holders generally have no voting rights.

                        o Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to their scheduled call or maturity date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

                      See "Risks--Preferred and Hybrid Preferred Securities
                      Risk."

                      Trust Preferred Securities Risk. Generally, trust preferred securities are issued by a trust that is created by a financial institution, such as a bank holding company, but are not a direct obligation of that financial institution. The risks associated with trust preferred securities typically include the financial condition of that financial institution, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make payments to holders of the trust preferred securities such as the Fund. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default and certain enhanced trust preferred securities may have longer interest payment deferral periods. If such election is made, distributions will not be made on the trust preferred securities during the deferral period.

                      Holders of trust preferred securities generally have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and be subject to restrictions on resale.

                      Unlike preferred securities, distributions from trust preferred securities are treated as interest rather than dividends for federal income tax purposes and, therefore, are not eligible for the dividends received deduction and do not constitute qualified dividend income. Distributions on trust preferred securities will be made only if interest payments on the related interest-bearing notes of the operating company are made. See "Risks--Trust Preferred Securities Risk."

                      Debt Securities Risk. In addition to the risks described elsewhere in this section such as credit risk, debt securities are subject to certain other risks, including:

                        o Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer's goods and services. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

                        o Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Currently, interest rates are at or near historical lows and, as a result, they are likely to rise over time. Market value generally falls further for fixed rate securities with longer duration. See "Risks--Debt Securities Risk--Interest Rate Risk."

                        o Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

                        o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

                        o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

                      See "--Current Economic Conditions--Credit Crisis Liquidity and Volatility Risk" and "Risks--Debt Securities Risk."

                      Credit Crisis Liquidity and Volatility Risk. Although vastly improved when compared to the depths of the recent financial crisis, the markets for credit instruments, including preferred securities and debt securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. There can be no assurance that conditions such as those prevalent during the credit crisis will not occur in the future. During this period, liquidity in these markets (the ability to buy and sell securities readily) was significantly reduced. General market uncertainty and consequent repricing risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in a variety of debt securities. In addition, several major dealers of debt securities exited the market via acquisition or bankruptcy during this period. These conditions resulted in, and in certain cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain debt securities remaining illiquid and of uncertain value. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares. These market conditions may make valuation of some of the Fund's preferred securities and debt securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund's holdings. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

                      During periods of extreme illiquidity and volatility in the credit markets, issuers of preferred and debt securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of preferred and debt instruments to finance their operations, may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV. Deterioration of current market conditions could adversely impact the Fund's portfolio and may limit the effectiveness of existing market models. See "--Government Intervention in Financial Markets Risk."

                      Convertible Securities/Contingent Convertible Securities Risk. Although to a lesser extent than with nonconvertible debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

                      Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

                      Risks of Concentration in the Financials Sector. Because the Fund invests 25% or more of its Managed Assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. See "--Government Intervention in Financial Markets Risk" and "Risks--Risks of Concentration in the Financials Sector."

                      Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an "emergency" basis with little or no notice with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Issuers might seek protection under the bankruptcy laws. Legislation or regulation also may change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. See "Risks--Preferred and Hybrid Preferred Securities Risk."

                      Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which addresses, among other areas, the operation of financial institutions. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. For example, the Dodd-Frank Act established more stringent capital standards for banks and bank holding companies and will also result in new regulations affecting the lending, funding, trading and investment activities of banks and bank holding companies, thus affecting the financials sector. As such, the continuing implementation of the Dodd-Frank Act may result in reduced profitability for companies in the financials sector in which the Fund invests.

                      The implementation of the Dodd-Frank Act could also adversely affect the Advisor, the Sub-Advisor and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisor's, the Sub-Advisor's and the Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisor, the Sub-Advisor and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisor, the Sub-Advisor and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

                      REIT Risk. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the national, state and local economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with the Americans with Disabilities Act; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and (xi) other factors beyond the control of the REITs including changes in U.S. federal tax laws. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, when further distributed to Common Shareholders will not generally qualify for favorable treatment as qualified dividend income.

                      Credit and Below Investment Grade Securities Risk. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it may invest in below investment grade securities, which are commonly referred to as "junk" or "high yield" securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

                      Below investment grade securities are issued by companies that may have limited operating history, narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. These securities are susceptible to default or decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments;
                      (iv) negative perception of the high yield market which may depress the price and liquidity of below investment grade securities; (v) volatility; and (vi) liquidity. See "Risks--Credit and Below Investment Grade Securities Risk."

                      Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P, Moody's and Fitch, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

                      Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Common Shareholders including:

                        o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

                        o the risk that fluctuations in interest rates on reverse repurchase agreements, Borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

                        o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

                        o the investment advisory fee payable to the Advisor and the sub-advisory fee payable by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage because the definition of "Managed Assets" includes the proceeds of leverage.

                      Reverse repurchase agreements are also subject to the risks that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase them, and that the securities may not be returned to the Fund. There is no assurance that a leveraging strategy will be successful. The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed by the Board of Trustees to outweigh any current reduced return. See "Risks--Leverage Risk."

                      Although the Fund will seek to maintain a duration, excluding the effects of leverage, of between three and eight years, if the effect of the Fund's use of leverage was included in calculating duration, it could result in a longer duration for the Fund.

                      Foreign (Non-U.S.) Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
                      (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets (as described below). To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

                      Emerging Markets Risk. Investments in securities of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; (iv) possible repatriation of investment income and capital; and (v) high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                      Common Stock Risk. Although common stocks have historically generated higher average returns than debt securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

                      The Fund may invest in common stocks of companies of any market capitalization. Accordingly, the Fund may invest in the common stocks of companies having smaller market capitalizations, including mid-cap and small-cap common stocks. The common stocks of these companies often have less liquidity than the common stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. Due to these and other factors, common stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the common stocks of larger companies. See "Risks--Common Stock Risk."

                      U.S. Government Securities Risk. Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. Government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to the Common Shares. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. Government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

                      Foreign Government Securities Risk. Economies and social and political climates in individual countries may differ unfavorably from the United States. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign reserves. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

                      Since 2010, the risks of investing in certain foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund's investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund. Moreover, as the European debt crisis has progressed, the possibility of one or more eurozone countries exiting the European Economic and Monetary Union (the "EMU"), or even the collapse of the euro as a common currency, has arisen. The effects of the collapse of the euro, of the exit of one or more countries from the EMU, or of a NRSRO downgrade of sovereign debt, on the United States and the global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund's portfolio.

                      Municipal Securities Risk. Municipal securities are debt obligations issued by states or by political subdivisions or authorities of states. Municipal securities are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal securities may be called or redeemed prior to their stated maturity. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. In addition, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds and municipal securities may be less liquid than such securities. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the Fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. See "Risks--Municipal Securities Risk."

                      Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Sub-Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

                      Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for certain preferred securities and debt securities trading. Preferred securities and debt securities generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain preferred securities and debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a preferred security or debt security is sold in the market, the amount received by the Fund is less than the value of such preferred security or debt security carried on the Fund's books.

                      Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio. There is currently great uncertainty among policy makers and economists about whether the U.S. economy is facing a period of inflation or deflation, and the severity thereof.

                      Potential Conflicts of Interest Risk. The Advisor, the Sub-Advisor and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Advisor and the Sub-Advisor each manages and/or advises other investment funds or accounts with the same investment objectives and strategies as the Fund. As a result, the Advisor, the Sub-Advisor and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Advisor, the Sub-Advisor and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

                      The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Advisor or the Sub-Advisor which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, the Advisor, the Sub-Advisor and their affiliates may provide more services to some types of funds and accounts than others.

                      There is no guarantee that the policies and procedures adopted by the Advisor, the Sub-Advisor and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Advisor and/or the Sub-Advisor may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" and "Sub-Advisor" in the SAI.

                      In addition, while the Fund is using leverage, the amount of the fees paid to the Advisor (and by the Advisor to the Sub-Advisor) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor and the Sub-Advisor have a financial incentive to leverage the Fund, which creates a conflict of interest between the Advisor and the Sub-Advisor on the one hand and the Common Shareholders of the Fund on the other.

                      New Types of Securities Risk. From time to time, new types of securities have been, and may in the future be, offered that have features that are materially different than those described in this prospectus. The Fund reserves the right to invest in these securities if the Sub-Advisor believes that doing so would be in the best interest of the Fund in a manner consistent with the Fund's investment objectives, policies and restrictions, as may be amended from time to time. Since the market for these instruments will be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility, and will generally have risks similar to those associated with the Fund's current investments, as described in this prospectus. The Fund will notify Common Shareholders if it materially invests in these securities in the future and will further disclose information regarding such investments in its annual or semi-annual reports to shareholders.

                      Counterparty and Prime Brokerage Risk. Changes in the credit quality of the companies that serve as the Fund's prime brokers or counterparties, if any, with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                      Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Portfolio Composition--Portfolio Turnover" and "Federal Tax Matters."

                      Non-Diversified Status. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk than an investment in a diversified company.

                      Market Disruption and Geopolitical Risk. The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Shares. Below investment grade securities tend to be more volatile than higher-rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher-rated securities. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

                      Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, the Advisor or the Sub-Advisor. Absent an exemption from the SEC (which the Fund does not currently intend to apply for) or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                      Anti-Takeover Provisions. The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

                      Temporary Defensive Strategies Risk. When the Sub-Advisor anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in higher-yielding long-term securities. In such a case, Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

                      Secondary Market for the Fund's Common Shares. The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Common Shares are trading at a premium, the Fund also may issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                      Changes in Tax Law. From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain securities owned by the Fund. For example, any legislation that proposes to reduce or eliminate the preferred tax rate on dividends for federal income tax purposes would negatively impact the value of the preferred securities held by the Fund. In addition, changes in federal tax law occur frequently and may be applied retroactively. The Fund cannot predict what impact any pending or proposed legislation will have on the value of the Fund or on the issuers of the underlying securities in which it invests. See "Risks--Changes in Tax Law."

                            SUMMARY OF FUND EXPENSES

   The purpose of the table and the example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table assume that the Fund issues 9,000,000 Common Shares. If the Fund issues fewer shares, all other things being equal, expenses would increase.

   The table assumes the use of leverage in the form of a bank loan facility in an amount equal to 30% of the Fund's Managed Assets (after their utilization), and shows Fund expenses as a percentage of $214,425,000 in net assets attributable to Common Shares. The "Other expenses" shown in the table are based on estimated amounts for the current fiscal year.

SHAREHOLDER TRANSACTION EXPENSES

     Sales load paid by you (as a percentage of offering price) ......................................    4.50%
     Offering expenses borne by the Common Shareholders (as a percentage of
             offering price)..........................................................................    0.20% (1)(2)
     Offering expenses of borrowings expected to be borne
             by the Fund .............................................................................    None (3)
     Dividend reinvestment plan fees..................................................................    None (4)

                                                                                            PERCENTAGE OF NET ASSETS (5)
                                                                                            ATTRIBUTABLE TO COMMON SHARES
                                                                                            (ASSUMES BORROWINGS ARE USED)
                                                                                            -----------------------------
ANNUAL EXPENSES
     Management fees (6) .............................................................................    1.21%
     Interest on borrowed funds (7)...................................................................    0.46%
     Other expenses...................................................................................    0.25%
                                                                                                         ------
          Total annual expenses.......................................................................    1.92%
                                                                                                         ======

   (1) The Advisor and the Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load, but including a partial reimbursement of certain Underwriter expenses incurred in connection with this offering) that exceed 0.20% (or $0.050 per Common Share) of the Fund's aggregate offering price. Assuming the Fund issues 9,000,000 Common Shares ($225,000,000), the Fund's offering costs are estimated to be $575,623. The Fund, and therefore Common Shareholders, will bear up to $450,000, or approximately $0.050 per Common Share of such estimated expenses, and the Advisor and the Sub-Advisor will bear any expenses above that amount.

   (2) The Advisor and the Sub-Advisor (and not the Fund) will pay certain qualifying Underwriters structuring and syndication fees. See "Underwriters--Additional Compensation to be Paid by the Advisor and Sub-Advisor."

   (3) The Fund will, however, incur legal expenses associated with the review of documents establishing the bank loan facility.

   (4) You will pay brokerage charges if you direct Computershare Trust Company, N.A., as agent for the Common Shareholders, to sell your Common Shares held in a dividend reinvestment account.

   (5) The net assets attributable to Common Shares is calculated by deducting the assumed amount of leverage to be used by the Fund from Managed Assets.

   (6) Represents the aggregate fee payable to the Advisor, including the amount payable by the Advisor to the Sub-Advisor.

   (7) Interest on borrowed funds is based upon the assumed borrowing of $92,000,000 at an annual interest rate of 1.08%. This amount reflects the assumption that there will not be any additional fees payable by the Fund under the assumed Borrowings.

   EXAMPLE
   Investors would pay the following expenses on a $1,000 investment, assuming:
(i) a 5% annual return; (ii) a sales load of $45 and estimated offering expenses of $2; (iii) the Fund issues 9,000,000 Common Shares; (iv) total annual expenses of 1.92% of net assets attributable to Common Shares in years 1 through 10; and
(v) reinvestment of all dividends and distributions at NAV.


     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
       $66                 $104                  $146                  $261

   The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

   The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on February 4, 2013, as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 120 East Liberty Drive, Wheaton, Illinois 60187, and its telephone number is (630) 765-8000. Investment in the Fund involves certain risks and special considerations. See "Risks."

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$             ($          if the Underwriters exercise the over-allotment option
in full) after payment of the estimated offering costs. The Advisor and the Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain Underwriter expenses incurred in connection with this offering) that exceed 0.20% (or $0.050 per Common Share) of the Fund's aggregate offering price. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objectives and policies within 45 to 60 days after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

   The Fund's primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

   The Fund's investment objectives and certain of the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any such change adopted by the Board of Trustees. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

INVESTMENT POLICIES

   Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. See "--Portfolio Composition" below.

   Duration. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. However, under certain market conditions, the Fund's duration may be longer than eight years or shorter than three years. In this prospectus, duration is the average duration of the portfolio of securities based on the duration of the individual securities and their weight within the portfolio, calculated without giving effect to the Fund's leverage.

   Duration is a mathematical calculation of the sensitivity of the price of a security to changes in interest rates (or yields). Maturity is the date on which a security matures and the issuer is obligated to repay principal. Duration is not necessarily equal to average maturity and differs from maturity in that it considers potential changes to interest rates, and a security's coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Generally, the longer the duration of a security or group of securities, the more sensitive the security or group of securities is to such changes; the shorter the duration, the less sensitive the security or group of securities is to such changes. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates (or yields). For example, if a portfolio of debt securities has an average duration of three years, its value can be expected to fall about 3% if interest rates (or yields) rise by 1%. Conversely, the portfolio's value can be expected to rise about 3% if interest rates (or yields) fall by 1%. As the value of a security changes over time, so will its duration.

   In seeking to maintain its target duration, the Fund will invest in floating rate and fixed-to-floating rate preferred securities, which tend to be less price-sensitive to rising interest rates (or yields) than fixed rate securities with similar terms to maturity. Because the interest rate on such securities is adjusted on a periodic basis by reference to a current market interest rate measure, the ownership of such securities by the Fund will reduce duration. The extent of the Fund's investments in floating rate and fixed-to-floating rate preferred securities will vary depending on the duration of the Fund's other investments. Various other techniques may be used to maintain the Fund's target duration. For example, the Fund may also seek to maintain its target duration by investing in securities with short term maturities or securities with long term maturities, but shorter term call provisions that have the effect of reducing duration. See "--Portfolio Composition--Preferred Securities" and "--Portfolio Composition--Debt Securities" for a description of floating rate and fixed-to-floating rate securities.

   Other Investments. The Fund will invest at least 25% of its Managed Assets in the group of industries that are part of the financials sector as classified under the Global Industry Classification Standards developed by MSCI, Inc. and Standard & Poor's, which is currently comprised of banks, diversified financials, real estate (including REITs) and insurance industries. The Fund also may invest in other sectors or industries, such as energy, industrials, utilities, pipelines, health care and telecommunications. The Sub-Advisor retains broad discretion to allocate the Fund's investments across various sectors and industries.

   Under normal market conditions, the Fund will seek to invest in a portfolio of securities that has an average weighted investment grade credit quality. Investment grade quality securities are those that, at the time of purchase, are rated at least "BBB-" or higher by S&P or Fitch, or "Baa3" or higher by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Below investment grade securities are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. See "Risks--Credit and Below Investment Grade Securities Risk."

   The Fund may invest up to 20% of its Managed Assets in common stocks, which represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. The Fund may invest in common stocks of companies of any market capitalization. See "--Portfolio Composition--Common Stocks."

   The Fund may invest up to 20% of its Managed Assets in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by a non-U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. See "--Portfolio Composition--Government Debt Securities."

   The Fund may invest up to 20% of its Managed Assets in municipal securities, which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. See "--Portfolio Composition--Municipal Securities."

   The Fund may invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund also may invest, without limit, in restricted securities. However, restricted securities determined by the Sub-Advisor to be illiquid are subject to the limitation set forth above.

   The Fund does not intend to enter into Strategic Transactions as a principal part of its investment strategy. However, the Fund may enter into Strategic Transactions to seek to manage the risks of the Fund's portfolio securities or for other purposes to the extent the Sub-Advisor determines that the use of Strategic Transactions is consistent with the Fund's investment objectives and policies and applicable regulatory requirements. The market value of the Fund's Strategic Transactions, if any, will be counted towards the Fund's policy to invest, under normal market conditions, at least 80% of its Managed Assets in preferred and other income-producing securities, as discussed above, to the extent the Strategic Transactions have economic characteristics similar to such preferred and other income-producing securities. Certain of the Fund's Strategic Transactions, if any, may provide investment leverage to the Fund's portfolio. See "Risks--Leverage Risk." Strategic Transactions are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected. See "Other Investment Policies and Techniques--Strategic Transactions" in the SAI.

   The Fund is non-diversified and as a result may invest a relatively high percentage of its assets in a limited number of issuers. See
"Risks--Non-Diversified Status." Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities.

INVESTMENT PHILOSOPHY AND PROCESS

   In selecting securities for the Fund, the Sub-Advisor's investment strategy is driven by comprehensive analysis of fixed income preferred, hybrid and other income-producing securities with a goal of investing in securities representing the best relative value in the market. The Sub-Advisor's style of active management combines a bottom-up and top-down approach to security selection that encompasses three significant areas of analysis: credit fundamentals, relative value, and technical aspects of the securities. The bottom-up analysis focuses on individual security analysis, idiosyncratic risks, credit fundamentals and opportunistic trading. The top-down analysis focuses on sector and industry analysis, duration and interest rate analysis, capital structure positioning and systemic risks. Through limits on issuer and industry weightings, the Sub-Advisor seeks to reduce the impact of the Fund's investments in the preferred, hybrid and other income-producing securities asset classes on the Fund's portfolio. In addition to fundamental analysis, the Sub-Advisor draws upon its experience and understanding of the preferred, hybrid and other income-producing securities asset classes to take advantage of market inefficiencies through active management.

   To implement the investment strategy, the Sub-Advisor utilizes a repeatable and consistent investment process that centers on security selection. This process allows the Sub-Advisor to invest in securities in the preferred, hybrid and other income-producing securities asset classes based on attributes such as credit quality, yield and capital structure positioning (i.e., the security's level of priority to corporate income, claims to corporate assets and liquidation payments compared to certain other obligations of the issuer) while also focusing on equally important market technicals such as trading volumes, liquidity and pricing inefficiencies. New investments in securities of issuers that have not already been approved by the Sub-Advisor's investment committee are presented to the committee before inclusion into the portfolio. Investment risk factors and compliance considerations are included in the selection process. Once an investment decision has been approved by the investment committee, the portfolio managers will look to act upon that investment decision.

PORTFOLIO COMPOSITION

   The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

   Preferred Securities. Traditional preferred securities are considered equity securities. Preferred securities held by the Fund generally will pay fixed or floating rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company's assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. Preferred securities are generally junior to all forms of the company's debt, including both senior and subordinated debt. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on certain preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable.

   While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequence to the issuer. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financials sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

   Within the category of traditional preferred securities, the Fund may invest in traditional preferred securities issued by real estate companies, including REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The market value of REIT preferred securities may be affected by favorable and unfavorable changes affecting a particular REIT. While sharing characteristics of other traditional preferred securities, dividends from REIT preferred securities do not qualify for the dividends received deduction and generally do not constitute qualified dividend income, as described below. The Fund may invest in REITs of any market capitalization; however, even the larger REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole.

   Corporate stockholders of a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") (a "RIC") such as the Fund generally are permitted to claim the 70% dividends received deduction with respect to that portion, and only that portion, of their distributions from the RIC attributable to amounts received by the RIC that qualify for the dividends received deduction, provided such amounts are properly reported by the RIC and certain holding period requirements are met at both the RIC and shareholder level. However, not all traditional preferred securities pay dividends that are eligible for the dividends received deduction. Individual stockholders of a RIC such as the Fund generally may be eligible to treat as qualified dividend income that portion of their distributions from the RIC attributable to qualified dividend income received and reported as such by the RIC, provided certain holding period requirements are met at both the RIC and shareholder level. However, not all traditional preferred securities pay dividends that are qualified dividend income under the rules relating to qualified dividend income. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. For more information regarding qualified dividend income and dividends received deduction, see "Federal Tax Matters" below.

   Hybrid preferred securities have the characteristics of both preferred securities and debt securities. Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid preferred securities market consists of both fixed and floating coupon rate securities that are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid. Examples of hybrid preferred securities include, but are not limited to, trust preferred securities (as described below), monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities and public income notes.

   Hybrid preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid preferred securities typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the preferred securities have not been made), these hybrid preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid preferred securities have many of the key characteristics of equity because of their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

   Many hybrid preferred securities, such as trust preferred securities, are issued by trusts or other special purpose entities established by operating companies, such as bank holding companies in the case of trust preferred securities, and are not direct obligations of the operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. An issuer of hybrid preferred securities may be permitted to defer the payment of income for a specified time, typically up to five years, without triggering an event of default. In the case of many hybrid preferred securities, including trust preferred securities, if the operating company fails to make its payments after this deferral period, an event of default and acceleration occurs, giving holders of the hybrid preferred securities the right to take hold of the junior subordinated debt issued by the operating company to the trust. At this time, the operating company's obligation to pay principal and interest on the underlying junior subordinated debt accelerates and becomes immediately due and payable.

   For U.S. federal income tax purposes, holders of the trust preferred securities generally are treated as owning beneficial interests in the underlying debt of the operating company held by the trust or special purpose entity, and payments on the hybrid preferred securities are treated as interest rather than dividends. As such, payments on the hybrid preferred securities are generally not eligible for the dividend received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common stockholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

   Within the category of hybrid preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred securities such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid preferred securities, these debt instruments usually do not offer equity capital treatment. Corporate trust securities (CORTS(R)) and public income notes (PINES(R)) are two examples of senior debt instruments which are structured and trade as hybrid preferred securities.

   Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the coupon offered by the floating-rate security may rise as well, making such securities less sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price-sensitive to rising interest rates (or yields), because it has a rate of payment that is fixed for a certain period (typically five, ten or thirty years when first issued), after which period a floating-rate of payment applies.

   Trust preferred securities combine features of corporate debt securities and preferred securities. The securities generally pay quarterly income. U.S. issues usually have long maturities, while foreign issues are normally perpetual. The creation of a trust preferred security generally begins with a company establishing a Delaware limited business trust. The trust issues preferred securities to the public and uses the proceeds to purchase junior subordinated debentures from that company. The terms of the debentures are essentially the same as the terms of the preferred securities. Trust preferred securities represent the "preferred" interest in trusts that hold junior subordinated deferrable debentures of the company. The parent may then use the proceeds for general corporate purposes. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default. In the event that the issuer skips or defers a payment, the holder of the security is generally still subject to taxation on the missed payments. Certain newer hybrid structures are known as enhanced trust preferred securities, which are structured to allow issuers to keep their favorable tax treatment while receiving "equity credit" from ratings agencies when evaluating an issuer's capital structure. Interest payments on enhanced trust preferred securities are deferrable, but cumulative, and fully taxable for the investor. Enhanced trust preferred securities typically have longer maturities and longer interest payment deferral periods than traditional trust preferred securities.

   The Fund may invest in OTC preferred securities, in addition to exchange-traded preferred securities. Certain of the OTC preferred securities in which the Fund may invest include "institutional" preferred securities. Institutional preferred securities are generally priced at a par value of $1,000 and are typically traded in increments of at least $500,000. In contrast, "retail" preferred securities are generally exchange-traded, priced at a par value of $25, $50 or $100 and are typically traded in increments of $25. The ability to participate in institutional preferred securities markets, in addition to the retail market, may provide the Sub-Advisor with a broader universe of potential investments for the Fund, consistent with its investment strategy, than investing solely in retail preferred securities. Certain OTC preferred securities may be substantially less liquid than retail securities traded on an exchange. See "Risks--Preferred and Hybrid Preferred Securities Risk."

   Securities may or may not pay dividends that are eligible for the corporate dividends received deduction for corporations or for treatment as qualified dividend income for individuals.

   Debt Securities. Debt securities include obligations typically issued by corporations to borrow money from investors, such as corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred securities, loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. These securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a debt security is unsecured, it is known as a debenture.

   Holders of debt securities, as creditors, have a prior legal claim over common and preferred shareholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on debt securities may be fixed or floating, or the securities may be zero coupon securities which pay no interest. Interest on debt securities is typically paid semi-annually and is fully taxable to the holder of the securities. The investment return of debt securities reflects interest on the security and changes in the market value of the security. The market value of a fixed rate debt security generally may be expected to rise and fall inversely with changes in interest rates and also may be affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the marketplace. Debt securities issued by corporations usually have a higher yield than government or agency bonds due to the presence of credit risk. Certain of the debt securities in which the Fund may invest may be rated below investment grade. See "Risks--Credit and Below Investment Grade Securities Risk."

   Certain of the debt securities in which the Fund may invest include "baby bonds," which are corporate bonds issued in increments of less than $1,000, typically $10, $25, $50 or $100. Baby bonds are usually structured similarly to retail preferred securities in that they typically have long-dated maturities and embedded call options, make quarterly coupon payments and are exchange-listed. Interest payments on baby bonds are non-deferrable and fully taxable for the investor.

   Convertible Securities. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

   Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

   REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs.


   Foreign (Non-U.S.) Securities. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States, including companies domiciled in emerging markets, and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities may be traded on foreign securities exchanges or in over-the-counter capital markets. Many foreign companies issue both foreign currency and U.S. dollar-denominated preferred and debt securities. Although it does not currently intend to do so, the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar. Those securities that are traded in the United States have characteristics that are similar to traditional and hybrid preferred securities.


   The Fund may also invest in securities of foreign companies in the form of sponsored and unsponsored ADRs, GDRs and similar depositary receipts such as EDRs. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, GDRs are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including liquidity, currency, political, information and other risks. See "Risks--Foreign (Non-U.S.) Securities Risk." Income and gains earned by the Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund's return on such securities. Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets and are similar to GDRs.

   Common Stocks. Common stocks represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The value of common stocks purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. Their value also may decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

   Government Debt Securities. Government debt securities are debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by a non-U.S. Government or its agencies or instrumentalities. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as

"stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.

   Municipal Securities. Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.

   The two major classifications of municipal securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with municipal securities, both within a particular classification and between classifications. The Fund does not anticipate meeting the requirements under the Code to pass through income from municipal securities as tax free to Common Shareholders.

   Restricted Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

   Other Securities. New financial products continue to be developed, and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

   Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, or during periods in which the Advisor or the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents. The Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques--Portfolio Composition."

   Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Sub-Advisor believes it to be necessary or appropriate. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Federal Tax Matters."

                                USE OF LEVERAGE

   The Fund currently intends to use leverage to seek to enhance its potential for current income. The Fund initially anticipates that, under normal market conditions, it will employ structural leverage through Borrowings pursuant to a revolving credit facility established with a bank or other financial institutions. The Fund anticipates that it may, in the future, employ portfolio leverage through the use of reverse repurchase agreements. Under current conditions, it is unlikely that the Fund will issue Preferred Shares. The Fund anticipates that its effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings; however, the Fund's effective leverage will not exceed 40% of the Fund's Managed Assets. Based upon current market conditions, it is expected that the Fund's initial effective leverage, through the use of Borrowings, will be approximately 30% of Managed Assets. The Fund will not be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets.

   The Fund's Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The terms of such Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act as described below. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

   Under the requirements of the 1940 Act, the Fund, immediately after any Borrowing, must have an "asset coverage" of at least 300% (33-1/3% of total assets). With respect to such Borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Also under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on Preferred Shares the Fund may issue in the future, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will be senior to those of the Common Shareholders. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

   Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. To the extent Leverage Instruments are utilized by the Fund, the Leverage Instruments would have complete priority upon distribution of assets over the Common Shares. The issuance of Leverage Instruments would leverage the Common Shares. Although the timing and other terms of the offering of Leverage

Instruments and the terms of the Leverage Instruments would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they may pay dividends based on short-term interest rates. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. Under current conditions, it is unlikely that the Fund will issue Preferred Shares. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instruments, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Fund were not leveraged. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Common Shareholders. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

   Leverage may also be created through the use of reverse repurchase agreements. Reverse repurchase agreements used by the Fund will not be considered Borrowings for purposes of the 1940 Act so long as the Fund has covered its commitments with respect to such reverse repurchase agreements by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations in an amount equal to at least 100% of its commitments. The Fund intends to cover its exposure under any reverse repurchase agreements and, accordingly, such use of reverse repurchase agreements will be considered portfolio leverage. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund.

   The use of leverage involves special considerations. Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on reverse repurchase agreements, Borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. The fees paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Managed Assets, including proceeds from reverse repurchase agreements, if any, Borrowings for leverage and the issuance of Preferred Shares, if any. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Advisor and the Sub-Advisor will be higher than if the Fund did not utilize a leveraged capital structure. See "Risks--Leverage Risk."

EFFECTS OF LEVERAGE

   Assuming that the Leverage Instruments through Borrowings will represent approximately 30% of the Fund's Managed Assets and pay interest at an annual combined average rate of 1.08%, the return generated by the Fund's portfolio (net of estimated expenses) must exceed 0.32% in order to cover the interest payments specifically related to the Leverage Instruments. Of course, these numbers are merely estimates used for illustration. Actual dividends or interest rates on Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

   The table further reflects the issuance of Leverage Instruments through Borrowings representing 30% of the Fund's Managed Assets, net of expenses, and the Fund's currently projected annual interest on its Leverage Instruments of 1.08%.

     Assumed Portfolio Total Return (Net of Expenses) ............   (10)%        (5)%        0%        5%       10%
     Common Share Total Return ................................... -14.75%      -7.61%    -0.46%     6.68%    13.83%

   Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

                                     RISKS

   Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

NO OPERATING HISTORY

   The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading.

INVESTMENT AND MARKET RISK


   An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. The Fund intends to utilize leverage, which magnifies this risk. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.


MARKET DISCOUNT FROM NET ASSET VALUE RISK

   Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The NAV of the Common Shares will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets will generally be considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

MANAGEMENT RISK AND RELIANCE ON KEY PERSONNEL

   The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. In addition, implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor and the Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

PREFERRED AND HYBRID PREFERRED SECURITIES RISK

   Preferred securities are unique securities that combine some of the characteristics of both common stocks and bonds. In addition to the risks described elsewhere in this section such as credit risk, preferred securities, including hybrid preferred securities, are subject to certain other risks, including:

      o Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of rising market interest rates. When market interest rates rise, the market value of fixed rate preferred securities generally will fall. Currently, interest rates are at or near historical lows and, as a result, they are likely to rise over time.

      o Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security's sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security's coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund's duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

      o Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

      o Subordination Risk. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

      o Floating Rate and Fixed-to-Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

      o Call and Reinvestment Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

      o Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

      o Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the ability to elect a director or directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid preferred security holders generally have no voting rights.

      o Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to their scheduled call or maturity date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund. The Dodd-Frank Act and other proposed regulatory changes affecting the financial services industries may increase issuers' incentives to call or redeem a security prior to its scheduled call or maturity date.

      o New Types of Securities. From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Sub-Advisor believes that doing so would be consistent with the Fund's investment objectives and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. The Dodd-Frank Act and proposed regulations affecting the financial services industries could lead to the issuance of new forms of preferred and hybrid preferred securities with features such as automatic equity conversion and/or write downs from par value under certain circumstances.

   The Dodd-Frank Act contains provisions which will make certain hybrid preferred securities less attractive for issuing banks, which may result in a significant reduction in the issuance and, over time, availability of these types of securities and potentially in many outstanding issues being redeemed. These changes may negatively impact the prices of some securities, particularly those trading above their par values as the new legislation may make near-term redemptions at par possible. However, other securities may be positively affected, particularly those trading at discounts to par value. Such securities may experience an increase in market value from issuers' redemption activity. A longer-term consequence of the relevant provisions of the Dodd-Frank Act, which are to be phased in over a period of a few years, is the potential for some types of preferred securities in which the Fund intends to invest to become more scarce and potentially less liquid. In addition, proposals of the Basel Committee on Banking Supervision to update capital requirements for banks globally, if finalized and adopted in the United States, would further limit the attractiveness to issuing banks of a broader range of preferred security types and possibly have more significant consequences, including a smaller market of issues and less liquidity. It is not possible to predict the impact of the Dodd-Frank Act and these proposals on the Fund's ability to pursue its investment strategy. Although it is expected that over time new types of preferred securities in which the Fund may invest will be issued, the availability of such investments cannot be determined.

TRUST PREFERRED SECURITIES RISK

   Generally, trust preferred securities are issued by a trust that is created by a financial institution, such as a bank holding company, but are not a direct obligation of that financial institution. The risks associated with trust preferred securities typically include the financial condition of that financial institution, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make payments to holders of the trust preferred securities such as the Fund. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default and certain enhanced trust preferred securities may have longer interest payment deferral periods. If such election is made, distributions will not be made on the trust preferred securities during the deferral period.

   Holders of trust preferred securities generally have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and be subject to restrictions on resale.

   Unlike preferred securities, distributions from trust preferred securities are treated as interest rather than dividends for federal income tax purposes and, therefore, are not eligible for the dividends received deduction and do not constitute qualified dividend income. Distributions on trust preferred securities will be made only if interest payments on the related interest-bearing notes of the operating company are made. Further, certain tax or regulatory events may trigger the redemption of the interest-bearing notes by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date.

DEBT SECURITIES RISK

   In addition to the risks described elsewhere in this section such as credit risk, debt securities are subject to certain other risks, including:

      o Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer's goods and services. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

      o Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Currently, interest rates are at or near historical lows and, as a result, they are likely to rise over time. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security's duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

      o Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

      o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

      o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

CREDIT CRISIS LIQUIDITY AND VOLATILITY RISK

   Although vastly improved when compared to the depths of the recent financial crisis, the markets for credit instruments, including preferred securities and debt securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. There can be no assurance that conditions such as those prevalent during the credit crisis will not occur in the future. During this period, liquidity in these markets (the ability to buy and sell securities readily) was significantly reduced. General market uncertainty and consequent repricing risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in a variety of debt securities. In addition, several major dealers of debt securities exited the market via acquisition or bankruptcy during this period. These conditions resulted in, and in certain cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain debt securities remaining illiquid and of uncertain value. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares. These market conditions may make valuation of some of the Fund's preferred securities and debt securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund's holdings. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

   During periods of extreme illiquidity and volatility in the credit markets, issuers of preferred and debt securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of preferred and debt instruments to finance their operations, may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV. Deterioration of current market conditions could adversely impact the Fund's portfolio and may limit the effectiveness of existing market models. See "--Government Intervention in Financial Markets Risk."

CONVERTIBLE SECURITIES/CONTINGENT CONVERTIBLE SECURITIES RISK

   Although to a lesser extent than with nonconvertible debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

   Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

RISKS OF CONCENTRATION IN THE FINANCIALS SECTOR

   Because the Fund invests 25% or more of its Managed Assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In many countries, companies in the financials sector are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial companies has resulted in increased competition and reduced profitability for certain companies. The profitability of many types of financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are vulnerable to these economic cycles, the Fund's investments in these companies may lose significant value during such periods.

   The financial services industries also are subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services industries have experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress. See "--Government Intervention in Financial Markets Risk."

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS RISK

   The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an "emergency" basis with little or no notice with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Issuers might seek protection under the bankruptcy laws. Legislation or regulation also may change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. See "--Preferred and Hybrid Preferred Securities Risk."

   Congress has enacted sweeping financial legislation, the Dodd-Frank Act, which addresses, among other areas, the operation of financial institutions. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. For example, the Dodd-Frank Act established more stringent capital standards for banks and bank holding companies and will also result in new regulations affecting the lending, funding, trading and investment activities of banks and bank holding companies, thus affecting the financials sector. As such, the continuing implementation of the Dodd-Frank Act may result in reduced profitability for companies in the financials sector in which the Fund invests.

   The implementation of the Dodd-Frank Act could also adversely affect the Advisor, the Sub-Advisor and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisor's, the Sub-Advisor's and the Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisor, the Sub-Advisor and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisor, the Sub-Advisor and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

REIT RISK

   REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the national, state and local economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with the Americans with Disabilities Act; (vi) increased competition from new properties;
(vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and (xi) other factors beyond the control of the REITs including changes in U.S. federal tax laws. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, when further distributed to Common Shareholders will not generally qualify for favorable treatment as qualified dividend income.

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK

    Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it may invest in below investment grade securities, which are commonly referred to as "junk" or "high yield" securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality securities, and the Fund's ability to achieve its investment objectives may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if it were investing in higher quality securities.

   Below investment grade securities are issued by companies that may have limited operating history, narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. These securities are susceptible to default or decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of below investment grade securities; (v) volatility; and (vi) liquidity.

   Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Common Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-Advisor's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

   Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. If the recent economic downturn continues longer than corporate managers anticipate or prepare for, that could similarly affect many issuers.

   Below investment grade securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for below investment grade securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

CREDIT RATING AGENCY RISK

   Credit ratings are determined by credit rating agencies such as S&P, Moody's and Fitch, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

LEVERAGE RISK

   Leverage Instruments will have seniority over the Common Shares and may be secured by the assets of the Fund. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

      o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

      o the risk that fluctuations in interest rates on reverse repurchase agreements, Borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

      o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

      o the investment advisory fee payable to the Advisor and the sub-advisory fee payable by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage because the definition of "Managed Assets" includes the proceeds of leverage.

   Reverse repurchase agreements are also subject to the risks that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase them, and that the securities may not be returned to the Fund. There is no assurance that a leveraging strategy will be successful. The Fund may continue to use leverage if the benefits to the Common Shareholders of maintaining the leveraged position are believed by the Board of Trustees to outweigh any current reduced return.

   The funds borrowed pursuant to a leverage borrowing program (such as a credit line), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any Borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. See "Use of Leverage".

   The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   Although the Fund will seek to maintain a duration, excluding the effects of leverage, of between three and eight years, if the effect of the Fund's use of leverage was included in calculating duration, it could result in a longer duration for the Fund.

FOREIGN (NON-U.S.) SECURITIES RISK

   The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:
(i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets (as described below). To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

EMERGING MARKETS RISK

   Investments in securities of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; (iv) possible repatriation of investment income and capital; and (v) high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S.

dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

COMMON STOCK RISK

   Although common stocks have historically generated higher average returns than debt securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

   The Fund may invest in common stocks of companies of any market capitalization. Accordingly, the Fund may invest in the common stocks of companies having smaller market capitalizations, including mid-cap and small-cap common stocks. The common stocks of these companies often have less liquidity than the common stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. Due to these and other factors, common stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the common stocks of larger companies.

U.S. GOVERNMENT SECURITIES RISK

   Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. Government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to the Common Shares. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. Government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

FOREIGN GOVERNMENT SECURITIES RISK

   Economies and social and political climates in individual countries may differ unfavorably from the United States. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign reserves. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

   Since 2010, the risks of investing in certain foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund's investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund. Moreover, as the European debt crisis has progressed, the possibility of one or more eurozone countries exiting the EMU, or even the collapse of the euro as a common currency, has arisen. The effects of the collapse of the euro, of the exit of one or more countries from the EMU, or of a NRSRO downgrade of sovereign debt, on the United States and the global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund's portfolio.

MUNICIPAL SECURITIES RISK

   Municipal securities are debt obligations issued by states or by political subdivisions or authorities of states. Municipal securities are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal securities are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal securities may be called or redeemed prior to their stated maturity. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. In addition, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds and municipal securities may be less liquid than such securities. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the Fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Many municipal securities are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from those proceeds that may affect the exemption of interest on such securities from U.S. federal income taxation. The market for municipal securities is generally less liquid than for other securities, and therefore the price of municipal securities may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions.

ILLIQUID AND RESTRICTED SECURITIES RISK

   Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Sub-Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

VALUATION RISK

   Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for certain preferred securities and debt securities trading. Preferred securities and debt securities generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain preferred securities and debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a preferred security or debt security is sold in the market, the amount received by the Fund is less than the value of such preferred security or debt security carried on the Fund's books.

INFLATION/DEFLATION RISK

   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio. There is currently great uncertainty among policy makers and economists about whether the U.S. economy is facing a period of inflation or deflation, and the severity thereof.

POTENTIAL CONFLICTS OF INTEREST RISK

   The Advisor, the Sub-Advisor and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Advisor and the Sub-Advisor each manages and/or advises other investment funds or accounts with the same investment objectives and strategies as the Fund. As a result, the Advisor, the Sub-Advisor and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Advisor, the Sub-Advisor and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

   The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Advisor or the Sub-Advisor which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, the Advisor, the Sub-Advisor and their affiliates may provide more services to some types of funds and accounts than others.

   There is no guarantee that the policies and procedures adopted by the Advisor, the Sub-Advisor and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Advisor and/or the Sub-Advisor may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" and "Sub-Advisor" in the SAI.

   In addition, while the Fund is using leverage, the amount of the fees paid to the Advisor (and by the Advisor to the Sub-Advisor) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor and the Sub-Advisor have a financial incentive to leverage the Fund, which creates a conflict of interest between the Advisor and the Sub-Advisor on the one hand and the Common Shareholders of the Fund on the other.

NEW TYPES OF SECURITIES RISK

   From time to time, new types of securities have been, and may in the future be, offered that have features that are materially different than those described in this prospectus. The Fund reserves the right to invest in these securities if the Sub-Advisor believes that doing so would be in the best interest of the Fund in a manner consistent with the Fund's investment objectives, policies and restrictions, as may be amended from time to time. Since the market for these instruments will be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility, and will generally have risks similar to those associated with the Fund's current investments, as described in this prospectus. The Fund will notify Common Shareholders if it materially invests in these securities in the future and will further disclose information regarding such investments in its annual or semi-annual reports to shareholders.

COUNTERPARTY AND PRIME BROKERAGE RISK

   Changes in the credit quality of the companies that serve as the Fund's prime brokers or counterparties, if any, with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

PORTFOLIO TURNOVER RISK

   The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Portfolio Composition--Portfolio Turnover" and "Federal Tax Matters."

NON-DIVERSIFIED STATUS

   Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk than an investment in a diversified company.

MARKET DISRUPTION AND GEOPOLITICAL RISK

   The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Shares. Below investment grade securities tend to be more volatile than higher-rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher-rated securities. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

CERTAIN AFFILIATIONS

   Certain broker-dealers may be considered to be affiliated persons of the Fund, the Advisor or the Sub-Advisor. Absent an exemption from the SEC (which the Fund does not currently intend to apply for) or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

ANTI-TAKEOVER PROVISIONS

   The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

TEMPORARY DEFENSIVE STRATEGIES RISK

   When the Sub-Advisor anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in higher-yielding long-term securities. In such a case, Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

SECONDARY MARKET FOR THE FUND'S COMMON SHARES

   The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Common Shares are trading at a premium, the Fund also may issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

CHANGES IN TAX LAW

   From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain securities owned by the Fund. For example, any legislation that proposes to reduce or eliminate the preferred tax rate on dividends for federal income tax purposes would negatively impact the value of the preferred securities held by the Fund. In addition, changes in federal tax law occur frequently and may be applied retroactively. The Fund cannot predict what impact any pending or proposed legislation will have on the value of the Fund or on the issuers of the underlying securities in which it invests.

   The Fund intends to elect to be treated and to qualify each year as a RIC. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to Common Shareholders. See "Federal Tax Matters."

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

   General oversight of the duties performed by the Advisor and the Sub-Advisor is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISOR


   First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors L.P. serves as investment advisor or portfolio supervisor to investment portfolios with approximately $68.6 billion in assets which it managed or supervised as of April 30, 2013.


   First Trust Advisors L.P. is responsible for supervising the Sub-Advisor, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   First Trust Advisors L.P. is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Advisers Act. First Trust Advisors L.P. is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors L.P. is controlled by Grace Partners and The Charger Corporation.

   For additional information about First Trust Advisors L.P., including a description of the services provided, see "Investment Advisor" in the SAI.

SUB-ADVISOR

   Stonebridge Advisors LLC serves as the Fund's Sub-Advisor. In this capacity, Stonebridge Advisors LLC is responsible for the selection and day-to-day management of the securities in the Fund's investment portfolio.


   Stonebridge Advisors LLC, an affiliate of the Advisor formed in December 2004, is a registered investment advisor and serves as investment advisor or portfolio supervisor to investment portfolios with approximately $1.82 billion in assets which it managed or supervised as of April 30, 2013. As of the date of this prospectus, First Trust Portfolios L.P., an affiliate of the Advisor, owns a 51% ownership interest in the Sub-Advisor. In addition, it is anticipated that First Trust Capital Partners LLC, an affiliate of the Advisor, will purchase preferred share interests in the Sub-Advisor concurrently with the closing of the offering contemplated by this prospectus, the proceeds of which will be utilized by the Sub-Advisor for making payment of certain structuring and syndication fees to the Underwriters in connection with the issuance of the Common Shares. James A. Bowen is the Chairman of the Board for both the Fund and the Sub-Advisor. The Sub-Advisor is a niche asset management firm that provides specialized expertise in the management of preferred securities for institutional investors and high net worth individuals, in separately managed accounts, unified managed accounts, unit investment trusts and other registered investment companies. The members of the Sub-Advisor's investment committee are Scott T. Fleming, Robert Wolf, Allen Shepard, Danielle Salters and Paul Kress. Mr. Fleming and Mr. Wolf serve as the Fund's portfolio managers and share responsibilities for the day-to-day management of the Fund's investment portfolio.

   Scott T. Fleming serves as President and Chief Investment Officer of the Sub-Advisor. Prior to founding the Sub-Advisor, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received a BS in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.

   Robert Wolf serves as Vice President, Portfolio Manager and Senior Credit Analyst of the Sub-Advisor. Mr. Wolf brings 13 years of fixed-income experience to the Sub-Advisor. His primary focus is in analyzing both investment-grade and non-investment-grade securities, where he has developed a rigorous approach to credit and industry analysis. Prior to joining the Sub-Advisor, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his BS degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

   Allen Shepard, PhD, serves as Senior Risk Analyst and Portfolio Analytics of the Sub-Advisor. Dr. Shepard joined the Sub-Advisor in 2004 and developed proprietary hedging models for use in managing preferred and fixed-income securities. Prior to joining the Sub-Advisor, Dr. Shepard held positions as a Gibbs Instructor in the Mathematics Department at Yale University and as an Assistant Professor of Mathematics at Allegheny College. He received a BA in Mathematics from Hampshire College in 1980 and a PhD in Mathematics from Brown University in 1985, specializing in the field of algebraic topology. Dr. Shepard returned to graduate school during 1995-1997, first in the Economics Department at MIT and then in the PhD program in Economics at Boston University.

   Danielle Salters, CFA, serves as Credit Analyst for the Sub-Advisor. Ms. Salters has five years of investment management experience of which four years have been focused on fixed income. Previous functions have included fundamental credit research, relative value analysis and trading. Prior to beginning at the Sub-Advisor, Ms. Salters was Portfolio Analyst at a boutique asset manager where she focused on high-yield credit analysis and portfolio analytics for a hedge fund and institutional client. Previously, Ms. Salters was employed by UBS Financial Services, Inc. where she worked in Taxable Fixed Income Sales and, later, served as the Fixed Income Specialist to a Portfolio Manager. Ms. Salters received a BA in economics from Duke University in 2007 and is a CFA Charterholder.

   Paul Kress serves as Assistant Trader and Analyst for the Sub-Advisor. Mr. Kress brings five years of investment related experience to the Sub-Advisor. His primary focus will be assisting the other members of the investment team with trading, trade allocation, credit analysis and other special projects as needed. Prior to joining the Sub-Advisor, Mr. Kress worked at Morgan Stanley as a client service manager and prior to that as a consultant analyst/sales assistant. Mr. Kress received a BA degree in economics from Stony Brook University in 2008.

INVESTMENT MANAGEMENT AGREEMENT

   Pursuant to an investment management agreement between the Advisor and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 0.85% of Managed Assets.

   In addition to the management fee of the Advisor, the Fund pays all other costs and expenses of its operations, including the compensation of its trustees (other than those affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

   The Sub-Advisor will receive a portfolio management fee equal to 0.425% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee.

   Because the fee paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's fees from the Fund (and the Sub-Advisor's fees from the Advisor) will be higher (and the Advisor and the Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 30% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.21% of net assets attributable to Common Shares. See "Summary of Fund Expenses."

   A discussion regarding the basis for approval by the Board of Trustees of the Fund's Investment Management Agreement with the Advisor and the Fund's Sub-Advisory Agreement with the Advisor and the Sub-Advisor will be available in the Fund's Annual Report to Shareholders for the year ended October 31, 2013.

                                NET ASSET VALUE

   The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable, any Borrowings of the Fund and liabilities under reverse repurchase agreements) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

   The Fund's portfolio securities and other assets will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. The Sub-Advisor anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, a pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the market quotations or pricing service valuations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

   Fair Value. When applicable, fair value of securities of an issuer is determined by the Board of Trustees or a committee of the Board of Trustees. In fair valuing the Fund's investments, consideration is given to the following factors:

      o the fundamental business data relating to the issuer, or economic data relating to the country of issue;

      o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

      o     the type, size and cost of the security;

      o the financial statements of the issuer, or the financial condition of the country of issue;

      o the credit quality and cash flow of the issuer, or country of issue, based on the Sub-Advisor's or external analysis;

      o the information as to any transactions in or offers for the security;

      o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

      o     the coupon payments;

      o the quality, value and saleability of collateral, if any, securing the security;

      o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      o the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials;

      o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

      o     other relevant factors.

   Other Securities. Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost. See "Net Asset Value" in the Fund's SAI.

                                 DISTRIBUTIONS

   The Fund's present distribution policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute to Common Shareholders monthly dividends of all or a portion of its net income after any payment of interest and/or dividends in connection with leverage used by the Fund. It is expected that the initial monthly dividend on the Common Shares will be declared approximately 30 to 60 days, and paid approximately 60 to 90 days, after the completion of this offering, depending on market conditions. The Fund expects to distribute any long-term capital gains at least annually.

   Subject to certain terms and conditions, the Fund is entitled to rely on an exemption granted to the Advisor by the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder. The Exemptive Relief generally permits the Fund, subject to such terms and conditions, to make distributions of long-term capital gains with respect to its Common Shares more frequently than would otherwise be permitted under the 1940 Act (generally once per taxable year). To rely on the Exemptive Relief, the Fund must comply with the terms and conditions therein, which, among other things, would require the Board of Trustees of the Fund to approve the Fund's adoption of a distribution policy with respect to its Common Shares which calls for periodic distributions of an amount equal to a fixed percentage of the market price of the Common Shares at a particular point in time, or a fixed percentage of net asset value per Common Share at a particular point in time, or a fixed amount per Common Share, any of which could be adjusted from time to time. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The Fund has no current intention to adopt such a distribution policy or implement the Exemptive Relief. The Exemptive Relief also permits the Fund to make distributions of long-term capital gains with respect to any Preferred Shares that may be issued by the Fund in accordance with such shares' terms.

   The level distribution policies described above would result in the payment of approximately the same amount or percentage to Common Shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to
Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such distribution may impact the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any Preferred Shares that the Fund may issue.

   Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's NAV and, correspondingly, distributions from undistributed income will decrease the Fund's NAV. Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's dividend reinvestment plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends and distributions, including any capital gain dividends, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent") in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

   You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of Common Shares you will receive will be determined as follows:

    (1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date;

    (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

   You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds minus brokerage commissions incurred by the Plan Agent in selling your shares.

   The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Federal Tax Matters."

   If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   Neither the Fund nor the Plan Agent shall be liable with respect to the Plan for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability: (i) arising out of failure to terminate any participant's account upon such participant's death prior to receipt of notice in writing of such death; and (ii) with respect to the prices at which Common Shares are purchased and sold for the participant's account and the times such purchases and sales are made.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

                             DESCRIPTION OF SHARES

COMMON SHARES

   The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in their sole discretion) or rights to cumulative voting.

   The Fund's Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol "FPF." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The NAV of the Common Shares will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Advisor and the Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain Underwriter expenses incurred in connection with this offering) that exceed 0.20% (or $0.050 per Common Share) of the Fund's aggregate offering price. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the

Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund."

PREFERRED SHARES

   The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

   The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to incur Borrowings representing up to 33-1/3% of the Fund's total assets immediately after the leverage is issued. The Board of Trustees also reserves the right to authorize the Fund to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). However, under current conditions it is unlikely that the Fund will issue Preferred Shares. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares, if issued, will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares, if issued, will be similar to those stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

   Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

   The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

   Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

   The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

   Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund solely by reason of being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.


   The Declaration of Trust generally requires a Common Shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a Common Shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of Common Shareholders. For example, the Declaration of Trust gives the Board of Trustees broad authority to approve most reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without Common Shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Board of Trustees may amend the Declaration of Trust in any respect without Common Shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment. The By-Laws may be amended only by action of the trustees. The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

   The number of trustees is currently five, but by action of two-thirds of the trustees, the number of trustees may from time to time be increased or decreased. Under the By-Laws, the Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Removal of a trustee requires either (a) a vote of two-thirds of the outstanding shares (or if the trustee was elected or appointed with respect to a particular class, two-thirds of the outstanding shares of such class), or (b) the action of at least two-thirds of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office.

    Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company, if required pursuant to the provisions of the 1940 Act; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act or the Declaration of Trust); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act or the Declaration of Trust); or (4) certain transactions, such as a sale, lease or exchange of all or substantially all of the assets of the Fund, a merger or consolidation of the Fund, or the issuance of securities of the Fund, in which a principal shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through
(3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected, only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

   The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

   The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Board of Trustees by at least three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees who are considered independent for the purposes of considering the demand have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Board of Trustees is required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Board of Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fees. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

   Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

                STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                        AND CONVERSION TO OPEN-END FUND

CLOSED-END STRUCTURE

   Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

   However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Common Shares with respect to the Fund's NAV, and the Board of Trustees may, but is not required to, take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their NAV. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is appropriate, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to propose to shareholders that the Fund convert to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

   Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its fiduciary obligations and compliance with applicable state and federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to Borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase the Fund's expenses and reduce the Fund's net income.

   There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

   Although the Board of Trustees believes that repurchases or tender offers may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares or Borrowings outstanding. Because of the nature of the Fund's investment objectives, policies and portfolio, the Advisor does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

   The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any Preferred Shares or Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to propose to shareholders that the Fund convert to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

                              FEDERAL TAX MATTERS

   This section summarizes some of the main federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, except as specifically provided below, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold Common Shares and partners in such a partnership should consult their tax advisors about the U.S. federal income tax considerations of the purchase, ownership and disposition of Common Shares.

   This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Fund's counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be held by the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Fund Status. The Fund intends to elect and to qualify annually as a RIC under the federal tax laws. To qualify, the Fund must (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short term capital gains in excess of net long term capital losses) and at least 90% of its net tax exempt interest income each taxable year. If the Fund qualifies as a regulated investment company and distributes all of its income, the Fund generally will not pay federal income or excise taxes.

   For federal income tax purposes, you are treated as the owner of Common Shares and not of the assets held by the Fund. Taxability issues are taken into account at the Fund level. Your federal income tax treatment of income from the Fund is based on the distributions paid by the Fund.

   Distributions. Fund distributions will constitute dividends to the extent of the Fund's current and accumulated earnings and profits. After the end of each year, you will receive a tax statement that separates your Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, but, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Common Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. The Fund may make distributions in some years in excess of its earnings and profits. To the extent that the Fund makes distributions in excess of its current and accumulated earnings and profits, such distributions will represent a return of capital for tax purposes to the extent of your tax basis in the shares and thus will generally not be currently taxable to you but will reduce your tax basis in your Common Shares. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Common Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. If you own Common Shares in your own name, under the Plan, any distributions are automatically reinvested in additional Common Shares unless you opt-out of the Plan.

   Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund also may be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

   Dividends Received Deduction. A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Common Shares that are attributable to dividends received by the Fund (if any) from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

   If You Sell Shares. If you sell your Common Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Common Shares from the amount you receive in the transaction. Your tax basis in your Common Shares is generally equal to the cost of your Common Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Common Shares, such as to account for any distributions which are a return of capital as discussed above. Any loss realized upon a taxable disposition of the Common Shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original Common Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Common Shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.

   The information statement you receive in regard to the sale or redemption of your Common Shares may contain information about your basis in the Common Shares and whether any gain or loss recognized by you should be considered long term or short term capital gain. The information reported to you is based upon rules that do not take into consideration all facts that may be known to you or your advisors. You should consult with your tax advisors about any adjustments that may need to be made to the information reported to you.

   Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal rate for net capital gains is generally 20%.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Common Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   A portion of the dividends received by an individual shareholder from a RIC such as the Fund generally will be taxed at the same rates that apply to long-term capital gain, but only if certain holding period requirements are satisfied and the dividends are attributable to qualified dividend income received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is qualified dividend income.

   Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

   Foreign Tax Credit. If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

   Investments in Certain Foreign Corporations. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

   Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

   Foreign Investors. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, except as described below, distributions received by a foreign investor from the Fund that are properly reported by such Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

   Distributions after December 31, 2013 may be subject to a U.S. withholding tax of 30% in the case of distributions to or dispositions by (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of Common Shares by such persons may be subject to such withholding after December 31, 2016.

   Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

   Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                                  UNDERWRITERS

   Under the terms and subject to the conditions in an underwriting agreement dated the date of this prospectus, the Underwriters named below, for whom Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as representatives (collectively, the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

                                                                                 NUMBER OF
         UNDERWRITER                                                           COMMON SHARES
         ------------                                                          -------------
         Morgan Stanley & Co. LLC.......................................
         Citigroup Global Markets Inc...................................
         Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated.......................................
         Oppenheimer & Co. Inc..........................................
         RBC Capital Markets, LLC.......................................
         BB&T Capital Markets, a division of BB&T Securities, LLC.......
         Chardan Capital Markets, LLC...................................
         Comerica Securities, Inc.......................................
         Henley & Company LLC...........................................
         J.J.B. Hilliard, W.L. Lyons, LLC...............................
         Janney Montgomery Scott LLC....................................
         J.P. Turner & Company, LLC.....................................
         Ladenburg Thalmann & Co. Inc...................................
         Maxim Group LLC................................................
         Newbridge Securities Corporation...............................
         Pershing LLC...................................................
         Southwest Securities, Inc......................................
         Sterne, Agee & Leach, Inc......................................
         Wedbush Securities Inc.........................................
         Wunderlich Securities, Inc.....................................
                                                                               -------------
         Total .........................................................
                                                                               =============

   The Underwriters are offering the Common Shares subject to their acceptance of the shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters' over-allotment option described below.

   The Underwriters initially propose to offer part of the Common Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a
concession not in excess of $      per Common Share under the public offering
price. The underwriting discounts and commissions (sales load) of $1.125 per Common Share are equal to 4.50% of the public offering price. Investors must pay
for any Common Shares purchased on or before        , 2013.

   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this prospectus, to purchase up to           additional Common
Shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the additional Common Shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table.

   The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load) and proceeds, before expenses, to the Fund. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase up to an additional
         Common Shares.


                                                                                                      TOTAL
                                                                                         -------------------------------

                                                                         PER SHARE       NO EXERCISE       FULL EXERCISE
                                                                         ---------       -----------       -------------
     Public offering price..........................................     $25.000         $                 $
     Sales load.....................................................     $ 1.125         $                 $
     Proceeds, before expenses, to the Fund.........................     $23.875         $                 $


   Offering expenses paid by the Fund (other than the sales load) will not exceed $0.050 per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Advisor and the Sub-Advisor will pay the excess. The aggregate offering expenses (excluding the sales load) to be borne by the Fund are estimated to be
$        in total (or $        if the Underwriters exercise their over-allotment
option in full). See "Summary of Fund Expenses."

   The fees to certain Underwriters described below under "--Additional Compensation to Be Paid by the Advisor and Sub-Advisor" are not reimbursable to the Advisor or the Sub-Advisor by the Fund, and are therefore not reflected in expenses payable by the Fund.

   The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed 5% of the total number of Common Shares offered by them.

   The Fund's Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol "FPF."

   The Fund has agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus (the "restricted period"):

      o offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares;

      o file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

      o enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares;

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

   The restrictions described in the immediately preceding paragraph do not apply to:

      o     the sale of Common Shares to the Underwriters; or

      o     any Common Shares issued pursuant to the Plan.

   The restricted period described in the preceding paragraph will be extended if:

      o during the last 17 days of the restricted period, the Fund issues an earnings release or a material news event relating to the Fund occurs, or

      o prior to the expiration of the restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period or provides notification to the Representatives of any earnings release or material news or material event that may give rise to an extension of the initial restricted period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

   The Representatives, in their sole discretion, may release the Common Shares and other securities subject to the lock-up agreements described above in whole or in part at any time with or without notice.

   In order to facilitate the offering of Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. Specifically, the Underwriters may sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option. The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open-market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering. These activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

   The Fund, the Advisor, the Sub-Advisor and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act.

   A prospectus in electronic format may be made available on websites maintained by one or more Underwriters, or selling group members, if any, participating in this offering. The Representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the Representatives to Underwriters that may make Internet distributions on the same basis as other allocations.

   Prior to this offering, there has been no public market for the Common Shares. The initial public offering price for the Common Shares was determined by negotiation among the Fund, the Advisor, the Sub-Advisor and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

   In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Prior to the public offering of Common Shares, an affiliate of the Advisor purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

   The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as Underwriters and, subject to certain restrictions, may act as such brokers while they act as Underwriters.

   The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and the Advisor, the Sub-Advisor and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

   No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

   The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036.


ADDITIONAL COMPENSATION TO BE PAID BY THE ADVISOR AND SUB-ADVISOR

   The Advisor and the Sub-Advisor (and not the Fund) have agreed to pay Morgan Stanley & Co. LLC, from their own assets, upfront structuring and syndication
fees in the amount of $     for services relating to the design and structuring
of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) diversification, proportion and concentration approaches for the Fund's investments in light of current market conditions, (ii) marketing issues with respect to the Fund's investment policies and proposed investments, (iii) the proportion of the Fund's assets to invest in the Fund's strategies, (iv) the overall marketing and positioning thesis for the offering of the Common Shares, (v) securing participants in the Fund's initial public offering, (vi) preparation of marketing and diligence materials for Underwriters, (vii) conveying information and market updates to the Underwriters, and (viii) coordinating syndicate orders in this offering. If the over-allotment option is not exercised, the upfront structuring and syndication
fees paid to Morgan Stanley & Co. LLC will not exceed     % of the total public
offering price of the Common Shares. These services provided by Morgan Stanley & Co. LLC to the Advisor and the Sub-Advisor are unrelated to their respective functions of advising the Fund as to its investments in securities or use of investment strategies and investment techniques. These fees are not reimbursable to the Advisor or the Sub-Advisor by the Fund.

   The Advisor and the Sub-Advisor (and not the Fund) have agreed to pay each of Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, from their own assets, an upfront structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount
of $    and $    , respectively. If the over-allotment option is not exercised, the upfront structuring fee paid to each of Citigroup Global Markets Inc. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed    % and   %,
respectively, of the total public offering price of the Common Shares. These services provided by these Underwriters to the Advisor and the Sub-Advisor are unrelated to their respective functions of advising the Fund as to its investments in securities or use of investment strategies and investment techniques. This fee is not reimbursable to the Advisor or the Sub-Advisor by the Fund.

   The amount of these structuring and syndication fees are calculated based on the total respective sales of Common Shares by these Underwriters, including those Common Shares included in the Underwriters' over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

   The Advisor and the Sub-Advisor (and not the Fund) may pay certain other qualifying Underwriters a structuring fee, a sales incentive fee or additional compensation in connection with this offering.

   Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. ("FINRA") rules is summarized as follows. The sales load the Fund will pay of $1.125 per share is equal to 4.50% of the total public offering price of the Common Shares. The Fund has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $30,000 in the aggregate,
which amount will not exceed     % of the total public offering price of the
Common Shares if the over-allotment option is not exercised. The sum total of all compensation to the Underwriters in connection with this public offering of the Common Shares, including sales load, expense reimbursement and all forms of syndication and structuring fee payments to the Underwriters, will not exceed 9.0% of the total public offering price of the Common Shares.

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

   The custodian of the assets of the Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Fund's dividend paying agent is Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021, and the Fund's transfer agent is Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021. Pursuant to an administration and accounting services agreement, Brown Brothers Harriman & Co. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay Brown Brothers Harriman & Co. an annual fee, calculated daily and payable on a monthly basis, of 0.0425% of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.

                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Weil, Gotshal & Manges LLP, New York, New York, advised the Underwriters in connection with the offering of the Common Shares. Chapman and Cutler LLP and Weil, Gotshal & Manges LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION



                                                                            PAGE
Investment Objectives.....................................................   1
Investment Restrictions...................................................   1
Investment Policies and Techniques........................................   3
Additional Information About the Fund's Investments and
   Investment Risks.......................................................   6
Other Investment Policies and Techniques..................................  23
Management of the Fund....................................................  39
Investment Advisor........................................................  49
Sub-Advisor...............................................................  51
Proxy Voting Policies and Procedures......................................  56
Portfolio Transactions and Brokerage......................................  56
Description of Shares.....................................................  58
Certain Provisions in the Declaration of Trust and By-Laws................  60
Repurchase of Fund Shares; Conversion to Open-End Fund....................  63
Net Asset Value...........................................................  65
Tax Matters...............................................................  67
Performance Related and Comparative Information...........................  73
Independent Registered Public Accounting Firm.............................  75
Custodian, Administrator and Transfer Agent...............................  75
Additional Information....................................................  76
Report of Independent Registered Public Accounting Firm...................  77
Statement of Assets and Liabilities.......................................  78

Appendix A -- Ratings of Investments....................................... A-1
Appendix B -- Stonebridge Advisors LLC Proxy Voting Policies............... B-1

================================================================================




                                           SHARES

           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND

                                 COMMON SHARES
                                $25.00 PER SHARE


                                ----------------
                                   PROSPECTUS
                                         , 2013
                                ----------------


                                 MORGAN STANLEY
                                   CITIGROUP
                               BOFA MERRILL LYNCH
                               OPPENHEIMER & CO.
                              RBC CAPITAL MARKETS
                              BB&T CAPITAL MARKETS
                          CHARDAN CAPITAL MARKETS, LLC
                              COMERICA SECURITIES
                              HENLEY & COMPANY LLC
                        J.J.B. HILLIARD, W.L. LYONS, LLC
                            JANNEY MONTGOMERY SCOTT
                           J.P. TURNER & COMPANY, LLC
                         LADENBURG THALMANN & CO. INC.
                                MAXIM GROUP LLC
                        NEWBRIDGE SECURITIES CORPORATION
                                  PERSHING LLC
                              SOUTHWEST SECURITIES
                                  STERNE AGEE
                            WEDBUSH SECURITIES INC.
                             WUNDERLICH SECURITIES


   Until              , 2013 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.


================================================================================

The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.



                  SUBJECT TO COMPLETION, DATED MAY 23, 2013


           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND
                      STATEMENT OF ADDITIONAL INFORMATION

      First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

      This Statement of Additional Information relating to the common shares of beneficial interest of the Fund (the "Common Shares") is not a prospectus, but
should be read in conjunction with the Fund's Prospectus dated     , 2013 (the
"Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

      This Statement of Additional Information is dated      , 2013.

                               TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT OBJECTIVES.........................................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................3

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS......6

OTHER INVESTMENT POLICIES AND TECHNIQUES.....................................23

MANAGEMENT OF THE FUND.......................................................39

INVESTMENT ADVISOR...........................................................49

SUB-ADVISOR..................................................................51

PROXY VOTING POLICIES AND PROCEDURES.........................................56

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................56

DESCRIPTION OF SHARES........................................................58

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS...................60

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND.......................63

NET ASSET VALUE..............................................................65

TAX MATTERS..................................................................67

PERFORMANCE RELATED AND COMPARATIVE INFORMATION..............................73

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................75

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT..................................75

ADDITIONAL INFORMATION.......................................................76

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................77

STATEMENT OF ASSETS AND LIABILITIES..........................................78


APPENDIX A -- Ratings of Investments........................................A-1
APPENDIX B -- Stonebridge Advisors LLC Proxy Voting Policies................B-1

                             INVESTMENT OBJECTIVES

      The Fund's primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund will seek to achieve its investment objectives by investing in preferred and other income-producing securities. The Fund also may invest in other securities set forth below if Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") expects to achieve the Fund's objectives with such investments. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years, calculated without giving effect to the Fund's leverage. There can be no assurance that the Fund's investment objectives will be achieved.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES

      The Fund, as a fundamental policy, may not:

             (1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction
      (2) set forth below;


             (2) Borrow money, except as permitted by the Investment Company Act of 1940, as amended, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;


             (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

             (4) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

             (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

             (6) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objectives, policies and limitations; or

             (7) Concentrate (invest 25% or more of total assets) the Fund's investments in any particular industry, except that the Fund will concentrate its assets in the group of industries that are part of the financials sector; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.

      See "Prospectus Summary--Investment Objectives and Strategy--Other Investments" for a list of the industries that are part of the financials sector.


      The Fund does not currently intend to apply for exemptive relief from the SEC with respect to fundamental investment policy number two listed above.


      The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. For a further discussion of the limitations imposed on borrowing by the Investment Company Act of 1940, as amended (the "1940 Act"), please see the section entitled "Use of Leverage" in the Fund's Prospectus.

      The Fund's investment objectives are considered fundamental and may not be changed without the approval of the holders of a "majority of the outstanding voting securities" of the Fund, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies other than the Fund's fundamental investment restrictions listed above, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees of the Fund (the "Board of Trustees") without the approval of the holders of a "majority of the outstanding voting securities," provided that the holders of the voting securities of the Fund receive at least 60 days prior written notice of any change. When used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

NON-FUNDAMENTAL INVESTMENT POLICIES

      The Fund has adopted the following non-fundamental policies:

             (1) Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating-rate preferred securities, debt securities, convertible securities and contingent convertible securities;

             (2) The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years, calculated without giving effect to the Fund's leverage;

             (3) Under normal market conditions, the Fund will seek to invest in a portfolio of securities that has an average weighted investment grade credit quality;

             (4) The Fund may invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities);

             (5) The Fund may invest up to 20% of its Managed Assets in common stocks, including rights or warrants to purchase common stocks;

             (6) The Fund may invest up to 20% of its Managed Assets in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by a non-U.S. Government or its agencies or instrumentalities; and

             (7) The Fund may invest up to 20% of its Managed Assets in municipal securities, which include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.

                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the Fund's Prospectus.


      Temporary Investments and Defensive Position. During the period where the net proceeds of this offering of Common Shares, the issuance of Preferred Shares, if any, or notes and/or other Borrowings are being invested or during periods in which First Trust Advisors L.P. (the "Advisor") or the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.


      Cash and cash equivalents are defined to include, without limitation, the following:

             (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

             (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

             (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

             (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

             (5) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

             (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

             (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

In addition, the Sub-Advisor expects to temporarily invest a portion of the net proceeds of this offering of Common Shares in other investment companies that invest primarily in securities of the types in which the Fund may invest directly, subject to the investment limitations described in "Additional Information About the Fund's Investments and Investment Risks--Other Investment Companies" below. The Sub-Advisor does not expect to utilize investments in other investment companies as a principal part of the Fund's investment strategy.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

      The following descriptions supplement the descriptions of the investment objectives, policies, strategies and risks as set forth in the Fund's Prospectus. The Fund's portfolio will be composed principally of the investments described below.

      PREFERRED SECURITIES

      There are two basic types of preferred securities, traditional and hybrid preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Traditional preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Alternatively, hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred securities are considered debt securities. Due to their similar attributes, the Sub-Advisor also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid preferred securities to be part of the broader preferred securities market.

      Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its shareholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

      Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which it operates, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

      Corporate shareholders of a regulated investment company under Subchapter M of the Code (a "RIC") like the Fund generally are permitted to claim the 70% dividends received deduction (the "DRD") with respect to that portion, and only that portion, of their distributions from the RIC attributable to amounts received by the RIC that qualify for the DRD, provided such amounts are properly reported by the RIC and certain holding period requirements are met at both the RIC and shareholder level. Not all traditional preferred securities pay dividends that are eligible for the DRD. Individual shareholders of a RIC like the Fund generally may be eligible to treat as qualified dividend income ("QDI") that portion of their distributions from the RIC attributable to QDI received and reported as such by the RIC, provided certain holding period requirements are met at both the RIC and shareholder level. Not all traditional preferred securities pay dividends that are QDI under the rules relating to QDI. Under current law, individuals will generally be taxed at long-term capital gain rates on QDI. Dividends from REIT preferred securities do not qualify for the DRD and generally do not constitute QDI. For more information regarding QDI and DRD, see "Tax Matters" below.

      Hybrid Preferred Securities. Hybrid preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid preferred securities have many of the key characteristics of equity because of their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid preferred securities include, but are not limited to, trust preferred securities; enhanced trust preferred securities; trust-originated preferred securities; monthly-income preferred securities; quarterly-income bond securities; quarterly-income debt securities; quarterly-income preferred securities; corporate trust securities; public income notes; and other hybrid preferred securities.

      Hybrid preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

      Many hybrid preferred securities are issued by trusts or other special purpose entities established by operating companies and are not direct obligations of the operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. For U.S. federal income tax purposes, holders of the trust preferred securities generally are treated as owning beneficial interests in the underlying debt of the operating company held by the trust or special purpose entity, and payments on the hybrid preferred securities are generally treated as interest rather than dividends. As such, payments on the hybrid preferred securities are generally not eligible for the DRD or the reduced rates of tax that apply to QDI. The trust or special purpose entity would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company's senior debt securities.

      Within the category of hybrid preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

      In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. This is particularly true in the financials sector, the largest preferred issuer segment. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

      In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

      Another preferred structure with loss absorption characteristics is the contingent convertible security (sometimes referred to as "CoCo's"). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

      Floating Rate and Fixed-to-Floating Rate Securities. Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid preferred securities. The terms of floating rate preferred securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well. Similarly, a fixed-to-floating rate security may be less price-sensitive to rising interest rates (or yields), because it has a rate of payment that is fixed for a certain period (typically five, ten or thirty years when first issued), after which period a floating rate of payment applies. The Fund may invest significantly in both floating rate and fixed-to-floating rate preferred securities.

      Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

      DEBT SECURITIES

      The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. Certain debt securities are "perpetual" in that they have no maturity date.

      The Fund may invest in debt securities that are rated below investment grade at the time of purchase. In light of the risks of below investment grade debt securities, as discussed below, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

      Fluctuations in the prices of debt securities may be caused by, among other things, the supply and demand for similarly rated debt instruments. In addition, the prices of debt securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of debt securities subsequent to their acquisition will not affect cash income from such debt securities but will be reflected in the Fund's net asset value.

      Corporate Debt Obligations. The Fund may invest in investment grade or below investment grade U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, the Sub-Advisor may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country, and (iii) other considerations deemed appropriate.

      U.S. Government Obligations. The Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Other obligations are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. Government.

      Municipal Securities. Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

      Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. Such obligations are considered to be municipal securities provided, that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. The Fund does not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the "Code"), to pass through income from municipal securities as tax free to the Fund shareholders.

      The two major classifications of municipal securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with municipal securities, both within a particular classification and between classifications.

      Floating Rate Loans. The Fund may invest in senior secured floating rate loans ("Senior Loans"). Senior Loans are typically made to U.S. and non-U.S. corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographic regions. Senior Loans, which generally hold one of the most senior positions in a Borrower's capital structure, pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London Inter-bank Offered Rate ("LIBOR"), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Fund may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

      Senior Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund's investments in Senior Loans will be more dependent on the analytical abilities of the Sub-Advisor than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Sub-Advisor may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

      Bank Instruments. The Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

      The Fund may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

BELOW INVESTMENT GRADE SECURITIES

      Under normal market conditions, the Fund will seek to invest in a portfolio of securities that has an average weighted investment grade credit quality. Investment grade quality securities are those that, at the time of purchase, are rated at least "BBB-" or higher by Standard & Poor's Corporation Ratings Group, a division of The McGraw-Hill Companies ("S&P"), or Fitch Ratings, Inc. ("Fitch"), or "Baa3" or higher by Moody's Investors Services, Inc. ("Moody's"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk" or "high yield" securities and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent the Fund invests in below investment grade securities, your investment in the Fund is subject to the following specific risks:

      o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

      o     greater risk of loss due to default or declining credit quality;

      o adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

      o if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as those within the financials sector, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's NAV and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

      Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

      See Appendix A to this Statement of Additional Information for a description of Moody's, S&P's and Fitch's ratings. Ratings of securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the financial history, the financial condition, the prospects and the management of an issuer, among other things, also will be considered in selecting securities for the Fund's portfolio. Since some issuers do not seek ratings for their securities, non-rated securities also will be considered for investment by the Fund only when it is determined that the financial condition of the issuers of the securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objectives and policies.

FOREIGN (NON-U.S.) SECURITIES

      The Fund may invest in foreign (non-U.S.) securities and may hedge the currency risk of the non-U.S. securities using derivative instruments. A fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund's investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes. Additionally, special U.S. tax considerations may apply such as certain rules that could subject the Fund to U.S. federal income tax and additional interests charges on gains and certain distributions with respect to equity (or deemed equity) interests in certain non-U.S. corporations. See "Tax Matters--Investments in Certain Foreign Corporations" below.

      The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

      The Fund also may invest in foreign government debt, which includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of default. In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

      The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund's Common Shares are not priced and the NYSE is closed, NAV can change at times when Common Shares cannot be sold.

      Although it does not intend to do so, the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar. As such, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency. See "--Currency Risk" and "Other Investment Policies and Techniques--Strategic Transactions--Currency Exchange Transactions" below.

      Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries, if any, may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, instruments or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros.

      Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

REAL ESTATE COMPANIES/REAL ESTATE INVESTMENT TRUSTS ("REITS")

      The Fund may invest in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g.,

Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

      The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited. Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

      o Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

      o Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

      o Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

      o Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

      o Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

      o Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

      o Credit Risk. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

      o Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

      o Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

      o REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company.

      REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments in REITs will consist of securities issued by equity REITs. In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

      In addition, U.S. REITs could possibly fail to qualify for pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

NON-FINANCIALS SECTOR COMPANIES

      The Fund will invest at least 25% of its Managed Assets in securities of companies in the financials sector. The Fund also may invest in other sectors or industries, such as energy, industrials, utilities, health care and telecommunications. The Sub-Advisor retains broad discretion to allocate the Fund's investments across various sectors and industries.

      Energy Companies. Energy companies in which the Fund may invest include companies involved in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

      Industrial Companies. Industrial companies that the Fund may invest in include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services.

      The industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

      Utility Companies. Utility companies in which the Fund may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. The Fund may invest significantly in securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Investing in the utility sector includes the following risks:

      o high interest costs in connection with capital construction and improvement programs;

      o difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

      o     governmental regulation of rates charged to customers;

      o costs associated with compliance with and changes in environmental and other regulations;

      o     effects of economic slowdowns and surplus capacity;

      o     increased competition from other providers of utility services;

      o inexperience with and potential losses resulting from a developing deregulatory environment;

      o costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

      o effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

      o technological innovations that may render existing plants, equipment or products obsolete; and

      o potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters.

      Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

      Healthcare Companies. Healthcare companies in which the Fund may invest encompass two main groups. The first group includes companies that manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. Events affecting the health care industries include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, are risks in investing in the health care industries.

      Telecommunications and Media Companies. Telecommunications companies in which the Fund may invest include companies principally engaged in the development, manufacture, or sale of communications services or communications equipment or provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media. Media companies invest create, own, and distribute various forms of printed, visual, audio, and interactive content, as well as information databases that they sell or lease to others. Examples include the Internet, newspaper, magazine, and book publishers, movie and television studios, advertising agencies, radio and television broadcasters, as well as cable television and direct satellite broadcast system operators. Risks of investing in the telecommunications and media sector includes many of the risks of investing in the utilities sector, including government regulation of rates of return and services that may be offered. Telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

ILLIQUID AND RESTRICTED SECURITIES

      The Fund may invest up to 25% of its Managed Assets in illiquid securities. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain restricted securities described below and securities that are not readily marketable either within or outside the United States. The Sub-Advisor will monitor the liquidity of restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

      The Fund also may invest, without limit, in unregistered or otherwise restricted securities. However, restricted securities determined by the Sub-Advisor to be illiquid are subject to the limitation set forth above. The term "restricted securities" refers to securities that have not been registered under the 1933 Act and continue to be subject to restrictions on resale, securities held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Limitations on resale may have an adverse effect on the marketability of portfolio securities. Adverse market conditions could impede the public offering of securities. The Sub-Advisor has the ability to deem restricted securities as liquid.

      Restricted securities are purchased directly from the issuer or in the secondary market. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered, resulting in additional expense and delay. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

OTHER INVESTMENT COMPANIES

      The Fund may invest in securities of other investment companies, including open-end funds, closed-end funds and exchange-traded funds ("ETFs"), including affiliated registered investment companies to the extent permitted by the 1940 Act, that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted under Section 12(d)(1) of the 1940 Act, and the rules promulgated thereunder, or an exemption granted to the Fund under the 1940 Act. The Fund does not currently intend to apply for such an exemption. Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. The Fund's Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Advisor will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described in the Prospectus. As described in the section entitled "Risks--Leverage Risk" in the Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Additionally, other investment companies in which the Fund invests may intend to qualify as RICs for federal tax purposes. RICs are subject to a highly technical and complex set of provisions in the Code. For instance, to qualify as a RIC, an investment company must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. It is possible that the Fund may invest in an investment company that purports to be a RIC and that the company could fail to qualify as a RIC. In the event of any such unexpected failure to qualify as a RIC, the investment company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such investment company. In addition, to the extent the Fund invests in other funds, the Fund will be dependent upon the investment and research abilities of persons other than the Sub-Advisor. Investment companies in which the Fund may invest may have investment policies that differ from those of the Fund.

      Risks of Investing in Other Investment Companies. To the extent the Fund invests a portion of its assets in other investment companies, including open-end funds, closed-end funds, ETFs and other types of funds, those assets will be subject to the risks of the purchased funds' portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund's expenses, but also indirectly the expenses of the purchased funds. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The Fund's investments in other funds also are subject to the ability of the managers of those funds to achieve the funds' investment objectives. Risks associated with investments in closed-end funds generally include the risks described in the Prospectus associated with the Fund's structure as a closed-end fund, including market risk, leverage risk, risk of market price discount from net asset value, risk of anti-takeover provisions and non-diversification. In addition, investments in closed-end funds may be subject to dilution risk, which is the risk that strategies employed by a closed-end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund's proportionate interest.

DERIVATIVES

      The Fund may use a variety of derivative instruments for investment purposes or for hedging or risk management purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may use any or all of these instruments at any time, and the use of any particular derivative transaction may depend on market conditions.

The derivative transactions that the Fund may use, and the associated risks with such transactions, are described below under "Other Investment Policies and Techniques--Strategic Transactions."

      The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

STRATEGIC TRANSACTIONS

      The Fund may, but is not required to, use various Strategic Transactions to seek to: (i) reduce interest rate risks arising from any use of leverage;
(ii) facilitate portfolio management; (iii) mitigate other risks, including interest rate, currency and credit risks; and/or (iv) earn income. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate and currency transactions such as swaps, caps or floors or credit transactions and credit derivative instruments. The Fund also may purchase other similar transactions which may be developed in the future to the extent the Sub-Advisor determines that they are consistent with the Fund's investment objectives and policies and applicable regulatory requirements. Collectively, all of the above are referred to as "Strategic Transactions."

      The Fund may seek to use these instruments and transactions as a portfolio management or hedging technique to generate income, protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may also use Strategic Transactions for non-hedging purposes to enhance potential gain. No assurance can be given that these practices will achieve the desired result.

      Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. Certain of these hedging and strategic transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses.

      Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to

"lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities.

      The Fund may, but is not required to, enter into Strategic Transactions to seek to preserve a return on a particular investment or portion of its portfolio, and also may, but is not required to, enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund also may, but is not required to, engage in Strategic Transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions may determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described in this Statement of Additional Information. The successful utilization of Strategic Transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund will incur brokerage and other costs in connection with its Strategic Transactions.

      Options. The Fund may purchase and write (sell) call and put options on any securities, securities indices and currencies. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.

      A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

      A written call option or put option may be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

      The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

      The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

      The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

      The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Sub-Advisor will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

      The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Sub-Advisor's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. The Fund will not enter into futures contracts which are prohibited under the Commodity Exchange Act and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the CFTC.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. Margin is the amount of funds equal to a specified percentage of the current market value of the contract that must be deposited by the Fund with its custodian in the name of the futures commodities merchant in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      In entering into futures contracts, the Fund may, for example, take a "short" position in the U.S. Treasuries futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      While futures contracts on securities will usually be liquidated through offsetting transactions prior to the settlement date, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. Some futures contracts are settled by physical delivery of the underlying financial instrument. For example, at the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs. Other futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

      Margin Requirements for Futures Contracts and Associated Risks. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily net asset value, the Fund will mark to market the current value of its open futures contract. The Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      Risks Associated with Futures Contracts and Options on Futures Contracts. While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

      Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, in certain circumstances such as during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price and, thus, expose the Fund to a potential loss. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      As further discussed in this Statement of Additional Information, transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

      Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. Government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates (as further discussed below), commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      Interest Rate Swaps, Caps and Floors. The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest (e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

      In circumstances in which the Sub-Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Advisor's ability to predict correctly the direction and extent of movements in interest rates.

      Although the Fund believes that use of the hedging and risk management techniques described above may benefit the Fund, if the Sub-Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

      Because these hedging transactions are entered into for good-faith risk management purposes, the Sub-Advisor and the Fund believe these obligations do not constitute senior securities. The Fund usually will enter into interest rate swaps on a net basis (i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange ("NYSE") or other entities determined by the Sub-Advisor, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

      Credit Derivatives. The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be attained through the use of derivatives and through credit default swap transactions and credit linked securities, as discussed below.

      Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

      Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks, each as further described below. Moreover, if the Fund is a buyer, it will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

      Structured Notes and Related Instruments. The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded" index), such as selected securities or debt investments, an index of such, or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. The terms of structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

      Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

      General Limitations on Futures, Options and Swaps Transactions. The CFTC has recently adopted rule amendments which require operators of registered investment companies to either limit such investment companies' use of futures, options on futures and swaps or submit to dual regulation by the CFTC and the SEC. The status of the amended rule is unclear because of pending litigation against the CFTC challenging the amendments. These amendments limit transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on such positions. In the event that the Fund's investments in such instruments exceed one of these thresholds, the Advisor and/or the Sub-Advisor may be required to register as a commodity pool operator ("CPO") and/or commodity trading advisor ("CTA") with the CFTC. In the event the Advisor or the Sub-Advisor is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund and the Fund may incur additional expenses as a result of the CFTC's regulatory requirements.

      The Advisor has claimed an exclusion from the definition of CPO with respect to the Fund under these amended rules. The Sub-Advisor has also relied on an exclusion from the definition of CTA with respect to the Fund. If, in the future, the Advisor or the Sub-Advisor is not able to rely on an exclusion from the definition of CPO or CTA, as applicable, it will register as a CPO or CTA, as applicable, with respect to the Fund. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies.

      Risks and Special Considerations Concerning Strategic Transactions. In addition to the risks described above, the use of Strategic Transactions involves certain general risks and considerations, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative instruments. Certain of the Strategic Transactions in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. See "Risks--Leverage Risk" in the Prospectus.

      Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Sub-Advisor elects not to use Strategic Transactions that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's Strategic Transactions are not otherwise available to the Fund for investment purposes.

      With respect to some of its derivative positions, if any, the Fund may segregate an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions. The Fund also may offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund's leverage would thereby exceed the limits of the 1940 Act. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged. The foregoing risks concerning Strategic Transactions are more fully described below.

             (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Advisor's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

             (2) Credit/Counterparty Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Advisor reasonably believes are capable of performing under the contract.

             (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Advisor's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

             (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

             (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

             (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for over-the-counter derivative instruments.

      In addition to these risks, the derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") may impact the availability, liquidity and cost of Strategic Transactions, including potentially limiting or restricting the ability of the Fund to use certain Strategic Transactions or certain counterparties as a part of its investment strategy, increasing the costs of using these Strategic Transactions or making them less effective. For instance, the Dodd-Frank Act requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of Strategic Transactions used by the Fund. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

      LENDING OF PORTFOLIO SECURITIES

      Although it is not the Fund's current intention, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

      PORTFOLIO TRADING AND TURNOVER RATE

      Portfolio trading will be undertaken as determined by the Fund's Sub-Advisor. There are no limits on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may also result in the Fund's recognition of gains that will increase the Fund's tax liability and thereby lower the after-tax dividends of the Fund. A high portfolio turnover may also increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a taxable dividend to the Fund's Common Shareholders. See "Federal Tax Matters" in the Fund's Prospectus and "Tax Matters" in this Statement of Additional Information.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. There are five trustees of the Fund (each, a "Trustee", or collectively, the "Trustees"), one of whom is an "interested person" (as the term is defined in the 1940 Act) ("Interested Trustee") and four of whom are Trustees who are not officers or employees of First Trust Advisors L.P. or Stonebridge Advisors LLC, which are the investment advisor and sub-advisor, respectively, to the Fund, or any of their affiliates ("Independent Trustees"). The Trustees set broad policies for the Fund, choose the Fund's officers and hire the Fund's investment advisor and other service providers. The Board of Trustees is divided into three classes: Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. Mr. Bowen is an Interested Trustee due to his position as Chief Executive Officer of First Trust Advisors. The officers of the

Fund manage the day-to-day operations and are responsible to the Board of Trustees. The officers of the Fund serve indefinite terms. The following is a list of the Trustees and executive officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                                      NUMBER OF
                                                                                                  PORTFOLIOS IN THE
                                                     TERM OF OFFICE(2)                               FIRST TRUST          OTHER
                                                       AND YEAR FIRST                               FUND COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS AND DATE OF    POSITION AND OFFICES      ELECTED OR       PRINCIPAL OCCUPATIONS      OVERSEEN BY         HELD BY
            BIRTH                   WITH FUND            APPOINTED       DURING THE PAST 5 YEARS       TRUSTEE           TRUSTEE

Trustee who is an Interested
Person of the Fund
----------------------------
James A. Bowen(1)             Chairman of the       o Class III (3)(4)   Chief Executive Officer  100 Portfolios    None
120 East Liberty Drive,       Board and Trustee                          (December 2010 to
  Suite 400                                                              Present), President
Wheaton, IL 60187                                   o 2013               (until December 2010),
D.O.B.: 09/55                                                            First Trust Advisors
                                                                         L.P. and First Trust
                                                                         Portfolios L.P.;
                                                                         Chairman of the Board
                                                                         of Directors, BondWave
                                                                         LLC (Software
                                                                         Development Company/
                                                                         Investment Advisor) and
                                                                         Stonebridge Advisors
                                                                         LLC (Investment
                                                                         Advisor)

Independent Trustees
----------------------------

Richard E. Erickson           Trustee               o Class II (3)(4)    Physician; President,    100 Portfolios    None
c/o First Trust Advisors                                                 Wheaton Orthopedics;
L.P.                                                                     Co-owner and
120 East Liberty Drive,                             o 2013               Co-Director (January
  Suite 400                                                              1996 to May 2007),
Wheaton, IL 60187                                                        Sports Med Center for
D.O.B.: 04/51                                                            Fitness; Limited
                                                                         Partner, Gundersen Real
                                                                         Estate Limited
                                                                         Partnership; Member,
                                                                         Sportsmed LLC

Thomas R. Kadlec              Trustee               o Class II (3)(4)    President (March 2010    100 Portfolios    Director of ADM
c/o First Trust Advisors                                                 to Present), Senior                        Investor
L.P.                                                o 2013               Vice President and                         Services, Inc.
120 East Liberty Drive,                                                  Chief Financial                            and ADM Investor
  Suite 400                                                              Officer (May 2007                          Services
Wheaton, IL 60187                                                        to March 2010),                            International
D.O.B.: 11/57                                                            Vice President
                                                                         and Chief Financial
                                                                         Officer (1990 to
                                                                         May 2007), ADM
                                                                         Investor Services, Inc.
                                                                         (Futures Commission
                                                                         Merchant)

Robert F. Keith               Trustee               o Class I (3)(4)     President (2003 to       100 Portfolios    Director of
c/o First Trust Advisors                                                 Present), Hibs                             Trust Company of
L.P.                                                o 2013               Enterprises (Financial                     Illinois
120 East Liberty Drive,                                                  and Management
  Suite 400                                                              Consulting)
Wheaton, IL 60187
D.O.B.: 11/56


                                       40


                                                                                                      NUMBER OF
                                                                                                  PORTFOLIOS IN THE
                                                     TERM OF OFFICE(2)                               FIRST TRUST          OTHER
                                                       AND YEAR FIRST                               FUND COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS AND DATE OF    POSITION AND OFFICES      ELECTED OR       PRINCIPAL OCCUPATIONS      OVERSEEN BY         HELD BY
            BIRTH                   WITH FUND            APPOINTED       DURING THE PAST 5 YEARS       TRUSTEE           TRUSTEE

Niel B. Nielson               Trustee               o Class III (3)(4)   President and Chief      100 Portfolios    Director of
c/o First Trust Advisors                                                 Executive Officer (July                    Covenant
L.P.                                                o 2013               2012 to Present), Dew                      Transport Inc.
120 East Liberty Drive,                                                  Learning LLC
  Suite 400                                                              (Educational Products
Wheaton, IL 60187                                                        and Services);
D.O.B.: 03/54                                                            President (June 2002 to
                                                                         June 2012), Covenant
                                                                         College

Officers of the Fund
----------------------------

Mark R. Bradley               President and Chief   o Indefinite term    Chief Financial          N/A               N/A
120 East Liberty Drive,       Executive Officer                          Officer, Chief
  Suite 400                                                              Operating Officer
Wheaton, IL 60187                                   o 2013               (December 2010 to
D.O.B.: 11/57                                                            Present), First Trust
                                                                         Advisors L.P. and First
                                                                         Trust Portfolios L.P.;
                                                                         Chief Financial
                                                                         Officer, BondWave LLC
                                                                         (Software Development
                                                                         Company/Investment
                                                                         Advisor) and
                                                                         Stonebridge Advisors
                                                                         LLC (Investment
                                                                         Advisor)

James M. Dykas                Treasurer, Chief      o Indefinite term    Controller (January      N/A               N/A
120 East Liberty Drive        Financial Officer                          2011 to Present),
  Suite 400                   and Chief Accounting  o 2013               Senior Vice President
Wheaton, IL 60187             Officer                                    (April 2007 to
D.O.B.: 01/66                                                            Present), First Trust
                                                                         Advisors L.P. and First
                                                                         Trust Portfolios L.P.

Christopher Fallow            Vice President        o Indefinite term    Assistant Vice           N/A               N/A
120 East Liberty Drive                                                   President (August 2006
  Suite 400                                         o 2013               to Present), First
Wheaton, IL 60187                                                        Trust Advisors L.P. and
D.O.B.: 04/79                                                            First Trust Portfolios
                                                                         L.P.

W. Scott Jardine              Secretary and Chief   o Indefinite term    General Counsel, First   N/A               N/A
120 East Liberty Drive        Legal Officer                              Trust Advisors L.P. and
  Suite 400                                         o 2013               First Trust Portfolios
Wheaton, IL 60187                                                        L.P.; Secretary,
D.O.B.: 05/60                                                            BondWave LLC (Software
                                                                         Development
                                                                         Company/Investment
                                                                         Advisor) and
                                                                         Stonebridge Advisors
                                                                         LLC (Investment Advisor)

Daniel J. Lindquist           Vice President        o Indefinite term    Senior Vice President    N/A               N/A
120 East Liberty Drive                                                   (September 2005 to
  Suite 400                                         o 2013               Present), First Trust
Wheaton, IL 60187                                                        Advisors L.P. and First
D.O.B.: 02/70                                                            Trust Portfolios L.P.


                                       41


                                                                                                      NUMBER OF
                                                                                                  PORTFOLIOS IN THE
                                                     TERM OF OFFICE(2)                               FIRST TRUST          OTHER
                                                       AND YEAR FIRST                               FUND COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS AND DATE OF    POSITION AND OFFICES      ELECTED OR       PRINCIPAL OCCUPATIONS      OVERSEEN BY         HELD BY
            BIRTH                   WITH FUND            APPOINTED       DURING THE PAST 5 YEARS       TRUSTEE           TRUSTEE

Kristi A. Maher               Assistant Secretary   o Indefinite term    Deputy General Counsel   N/A               N/A
120 East Liberty Drive        and Chief Compliance                       (May 2007 to Present),
  Suite 400                   Officer               o 2013               First Trust Advisors
Wheaton, IL 60187                                                        L.P. and First Trust
D.O.B.: 12/66                                                            Portfolios L.P.

Roger F. Testin               Vice President        o Indefinite term    Senior Vice President    N/A               N/A
120 East Liberty Drive                                                   (November 2003 to
  Suite 400                                         o 2013               Present), First Trust
Wheaton, IL 60187                                                        Advisors L.P. and First
D.O.B.: 06/66                                                            Trust Portfolios L.P.

--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors, investment advisor of the Fund.

(2)   Officer positions with the Fund have an indefinite term.

(3) After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

      - Class I Trustee serves an initial term until the first annual shareholder meeting subsequent to his election called for the purpose of electing Trustees.

      - Class II Trustees serve an initial term until the second succeeding annual shareholder meeting called for the purpose of electing Trustees.

      - Class III Trustees serve an initial term until the third succeeding annual shareholder meeting called for the purpose of electing Trustees.

(4)   Each Trustee has served in such capacity since the Fund's inception.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Fund; First Trust Series Fund, First Trust Variable Insurance Trust and First Defined Portfolio Fund, LLC, open-end funds with twelve portfolios advised by First Trust Advisors; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund and First Trust MLP and Energy Income Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 75 portfolios advised by First Trust Advisors (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. Mr. Bowen serves as the Chairman of the Board of each Fund in the First Trust Fund Complex. The officers of the Fund listed above hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund.

      The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end funds are managed by the Advisor and employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to these closed-end funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including the Fund, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

      Annually, the Board of Trustees will review its governance structure and the committee structures, their performance and functions and any processes that would enhance Board governance over the business of the First Trust Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board of Trustees has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the service providers of the First Trust Funds, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and currently serves a term expiring December 31, 2013 or until his successor is selected. Commencing January 1, 2014, the Lead Independent Trustee will serve a three-year term. Robert F. Keith currently serves as the Lead Independent Trustee.


      The Board of Trustees has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. Since the Fund's organizational meeting, the Board of Trustees has held one meeting during the current fiscal year and its committees have not held any separate meetings during the current fiscal year. The Board of Trustees and its committees will meet throughout the year to oversee the activities of the

Fund, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three committee Chairmen and the Lead Independent Trustee currently rotate every two years in serving as Chairmen of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. Commencing January 1, 2014, the three committee Chairmen and the Lead Independent Trustee will rotate every three years. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.


      The four standing committees of the Board of Trustees are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Common Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Keith and Mr. Bowen are members of the Executive Committee.


      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 72 for Trustees, beyond which age Trustees are ineligible to serve. The Nominating and Governance Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees of the Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Trustees or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.


      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee.


      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE, serve on the Audit Committee. Messrs. Kadlec and Keith each has been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR.


RISK OVERSIGHT


      As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of the Sub-Advisor, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and its operations and processes. The Board of Trustees reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.


      Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a trustee.

      Independent Trustees. Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1,
2012) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust closed-end fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009), Chairman of the Audit Committee (2010 - 2011) and he currently serves as

Chairman of the Nominating and Governance Committee (since January 1, 2012) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2012) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as President and Chief Executive Officer of Dew Learning LLC (a global provider of digital and on-line educational products and services) since 2012. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Nominating and Governance Committee (2008 - 2009) and Lead Independent Trustee (2010 - 2011) and currently serves as Chairman of the Valuation Committee (since January 1, 2012) of the First Trust Funds.

      Interested Trustee. James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P., and until January 23, 2012, also served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception.

      As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Fund, Trustees were elected for an initial term. The Class I Trustee will serve until the first succeeding annual meeting subsequent to his initial election; Class II Trustees will serve until the second succeeding annual meeting subsequent to their initial election; and Class III Trustees will serve until the third succeeding annual meeting subsequent to their initial election. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election, in each case until their respective successors are duly elected and qualified. Holders of any Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of Shares - Preferred Shares - Voting Rights" in the Prospectus.

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

      Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. The officers and "Interested Trustee" receive no compensation from the Fund for acting in such capacities.

      The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund projected during the Fund's first full fiscal year to each of the Independent Trustees and the estimated total compensation to be paid to each of the Independent Trustees by the First Trust Fund Complex for the calendar year ended December 31, 2013. The Fund has no retirement or pension plans. The officers and the Trustee who is an "interested person" as designated above serve without any compensation from the Fund. The Fund's officers are compensated by First Trust Advisors.

                                                              ESTIMATED
                                                          TOTAL COMPENSATION
                          ESTIMATED COMPENSATION         FROM THE FIRST TRUST
 NAME OF TRUSTEE            FROM THE FUND(1)               FUND COMPLEX(2)
 Richard E. Erickson              $6,080                       $295,000
 Thomas R. Kadlec                 $6,003                       $290,000
 Robert F. Keith                  $6,157                       $300,000
 Niel B. Nielson                  $6,203                       $292,000
--------------------
(1) The compensation estimated to be paid by the Fund to the Independent Trustees for the first full fiscal year for services to the Fund.


(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Trust Series Fund, the First Trust Variable Insurance Trust and the First Defined Portfolio Fund, LLC, open-end funds (with twelve portfolios), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds, plus estimated compensation to be paid to these Trustees by the First Trust Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust Energy Income and Growth Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust Mortgage Income Fund, the First Trust Strategic High Income Fund II, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Specialty Finance and Financial Opportunities Fund, the First Trust Active Dividend Income Fund, the First Trust High Income Long/Short Fund, the First Trust Energy Infrastructure Fund and the First Trust MLP and Energy Income Fund.


      The Fund has no employees. The shareholders of the Fund will be asked to vote on the election of Trustees for a three-year term at the next annual meeting of shareholders.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2012. Because the Fund recently commenced operations, the Trustees did not own any securities of the Fund as of the Fund's inception or as of the date of this Statement of Additional Information:

                                                                     AGGREGATE DOLLAR RANGE OF
                                                                       EQUITY SECURITIES IN
                                      DOLLAR RANGE OF           ALL REGISTERED INVESTMENT COMPANIES
                                     EQUITY SECURITIES              OVERSEEN BY TRUSTEE IN THE
TRUSTEE                                 IN THE FUND                  FIRST TRUST FUND COMPLEX
Interested Trustee
James A. Bowen                             None                         $10,001 - $50,000

Independent Trustee
Richard E. Erickson                        None                         Over $100,000
Thomas R. Kadlec                           None                         Over $100,000
Robert F. Keith                            None                         Over $100,000
Niel B. Nielson                            None                         Over $100,000

      As of December 31, 2012, the Independent Trustees of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

      As of the date of this Statement of Additional Information, the officers and Trustees, in the aggregate, owned less than 1% of the Shares of the Fund.

                               INVESTMENT ADVISOR


      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $68.6 billion in assets which it managed or supervised as of April 30, 2013. As investment advisor, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Advisor (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisor and provides the Fund with certain other services necessary with the management of the portfolio.


      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

      First Trust Advisors is advisor or sub-advisor to 12 mutual funds, seven exchange-traded funds consisting of 75 series and 14 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974, and to date, more than $200 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees (accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

      The Investment Management Agreement between the Advisor and the Fund has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, and the sole shareholder of the Fund. Information regarding the Board of Trustees' approval of the Investment Management and Sub-Advisory Agreements will be available in the Fund's annual report for the year ended October 31, 2013. Pursuant to the Investment Management Agreement, the Fund has agreed to pay for the services and facilities provided by the Advisor an annual management fee, payable on a monthly basis, equal to 0.85% of the Fund's Managed Assets. For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than debt representing leverage).

      In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations except the Sub-Advisor's fee, which is paid by the Advisor out of the Advisor's management fee. The costs and expenses paid by the Fund include: compensation of its Trustees (other than the Trustee affiliated with the Advisor), custodian, transfer agent, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.


      CODES OF ETHICS


      The Fund, the Advisor and the Sub-Advisor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

                                  SUB-ADVISOR

      Stonebridge Advisors LLC serves as the Fund's Sub-Advisor. In this capacity, Stonebridge is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.


      Stonebridge, located at 187 Danbury Road, Wilton, CT 06897, is a registered investment advisor and serves as investment advisor or portfolio supervisor to investment portfolios with approximately $1.82 billion of assets as of April 30, 2013.

      Stonebridge, founded in December 2004, is a Delaware limited liability company and an affiliate of First Trust. As of the date of this Statement of Additional Information, First Trust Portfolios L.P., an affiliate of the Advisor, owns a 51% ownership interest in the Sub-Advisor. In addition, it is anticipated that First Trust Capital Partners LLC, an affiliate of the Advisor, will purchase preferred share interests in the Sub-Advisor concurrently with the closing of the offering contemplated by this Statement of Additional Information, the proceeds of which will be utilized by the Sub-Advisor for making payment of certain structuring and syndication fees to the Underwriters in connection with the issuance of the Common Shares. James A. Bowen is the Chairman of the Board for both the Fund and the Sub-Advisor. Stonebridge is a niche asset management firm that provides specialized expertise in the management of preferred securities for institutional investors and high net worth individuals, in separately managed accounts, unified managed accounts, unit investment trusts and other registered investment companies. In addition to serving as Sub-Advisor to the Fund, Stonebridge serves as the investment manager to SMA accounts at various WRAP platforms, the First Trust Preferred Securities and Income Fund and the First Trust Preferred Securities and Income ETF. Stonebridge currently has a staff of nine people.


      The members of Stonebridge's investment committee are Scott T. Fleming, Robert Wolf, Allen Shepard, Danielle Salters and Paul Kress. Mr. Fleming and Mr. Wolf serve as the Fund's portfolio managers and share responsibilities for the day-to-day management of the Fund's investment portfolio.

      o Scott T. Fleming serves as President and Chief Investment Officer of Stonebridge. Prior to founding Stonebridge, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received a BS in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.

      o Robert Wolf serves as Vice President, Portfolio Manager and Senior Credit Analyst of Stonebridge. Mr. Wolf brings 13 years of fixed-income experience to Stonebridge. His primary focus is in analyzing both investment-grade and non-investment-grade securities, where he has developed a rigorous approach to credit and industry analysis. Prior to joining Stonebridge, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his BS degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

      o Allen Shepard, PhD, serves as Senior Risk Analyst and Portfolio Analytics of Stonebridge. Dr. Shepard joined Stonebridge in 2004 and developed proprietary hedging models for use in managing preferred and fixed-income securities. Prior to joining Stonebridge, Dr. Shepard held positions as a Gibbs Instructor in the Mathematics Department at Yale University and as an Assistant Professor of Mathematics at Allegheny College. He received a BA in Mathematics from Hampshire College in 1980 and a PhD in Mathematics from Brown University in 1985, specializing in the field of algebraic topology. Dr. Shepard returned to graduate school during 1995-1997, first in the Economics Department at MIT and then in the PhD program in Economics at Boston University.

      o Danielle Salters, CFA, serves as Credit Analyst for Stonebridge. Ms. Salters has five years of investment management experience of which four years have been focused on fixed income. Previous functions have included fundamental credit research, relative value analysis and trading. Prior to beginning at Stonebridge, Ms. Salters was Portfolio Analyst at a boutique asset manager where she focused on high-yield credit analysis and portfolio analytics for a hedge fund and institutional client. Previously, Ms. Salters was employed by UBS Financial Services, Inc. where she worked in Taxable Fixed Income Sales and, later, served as the Fixed Income Specialist to a Portfolio Manager. Ms. Salters received a BA in economics from Duke University in 2007 and is a CFA Charterholder.

      o Paul Kress serves as Assistant Trader and Analyst for the Sub-Advisor. Mr. Kress brings five years of investment related experience to the Sub-Advisor. His primary focus will be assisting the other members of the investment team with trading, trade allocation, credit analysis and other special projects as needed. Prior to joining the Sub-Advisor, Mr. Kress worked at Morgan Stanley as a client service manager and prior to that as a consultant analyst/sales assistant. Mr. Kress received a BA degree in economics from Stony Brook University in 2008.

----------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                AS OF MARCH 31, 2013
----------------------------------------------------------------------------------------------------------------------------
                                      REGISTERED                        OTHER POOLED
                                      INVESTMENT                         INVESTMENT
                   REGISTERED          COMPANIES                          VEHICLES                         OTHER ACCOUNTS
                   INVESTMENT         SUBJECT TO          OTHER          SUBJECT TO                          SUBJECT TO
                   COMPANIES         PERFORMANCE-         POOLED        PERFORMANCE-                        PERFORMANCE-
 PORTFOLIO      (OTHER THAN THE          BASED          INVESTMENT          BASED                               BASED
  MANAGER            FUND)           ADVISORY FEES       VEHICLES       ADVISORY FEES    OTHER ACCOUNTS     ADVISORY FEES
------------  --------------------  ---------------  ----------------  ---------------  ----------------  -----------------
Scott T.      Number: 1             Number: 0        Number: 11        Number: 0        Number: 1591      Number: 0
Fleming       Assets: $135.75       Assets: $0       Assets:           Assets: $0       Assets: $652.84   Assets: $0
              million                                $85.48 million                     million
------------  --------------------  ---------------  ----------------  ---------------  ----------------  -----------------
Robert Wolf   Number: 1             Number: 0        Number: 11        Number: 0        Number: 1591      Number: 0
              Assets: $135.75       Assets: $0       Assets:           Assets: $0       Assets: $652.84   Assets: $0
              million                                $85.48 million                     million
----------------------------------------------------------------------------------------------------------------------------

      The Sub-Advisor's chief investment officer ("CIO") and lead portfolio manager for the Fund is compensated with salary plus mid-year and year-end bonuses. The bonuses are determined by the board of directors of the Sub-Advisor and are based on a number of factors including profitability of the firm, investment performance of all products and the performance of the CIO in his duties as both CIO and chief executive officer ("CEO"). The second portfolio manager is compensated by salary, mid-year and year-end bonuses based on similar factors as the CIO and determined by the CIO/CEO and approved by the board of directors of the Sub-Advisor.

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the potential conflicts described below.

      The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. In addition, Section 17(d) of the 1940 Act may limit or prevent the Fund from participating in certain joint transactions with affiliated persons.

      With respect to securities transactions for the Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of such fund or other account(s) involved.

      The Sub-Advisor, the Advisor and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      The Sub-Advisor, subject to the Board of Trustees' and Advisor's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objectives, policies and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement (as defined below) in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

      Pursuant to a sub-advisory agreement among the Fund, the Advisor and the Sub-Advisor, (the "Sub-Advisory Agreement"), the Sub-Advisor receives a portfolio management fee equal to 0.425% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. Because the fee paid to the Advisor and by the Advisor to the Sub-Advisor will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and Sub-Advisor's fees will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized.

      The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.

      All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the initial shareholder of the Fund.

                      PROXY VOTING POLICIES AND PROCEDURES


      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.


      The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to the Sub-Advisor. The Proxy Voting Guidelines of the Sub-Advisor are set forth in Appendix B to this Statement of Additional Information.

      Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling (800) 621-1675; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the SEC's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Advisor, viewed in terms of either that particular transaction or of the overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Sub-Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution include, but are not limited to, the following: (i) determine each client's trading requirements; (ii) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (iii) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (iv) maintain client confidentiality and proprietary information inherent in the decision to trade; and (v) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Sub-Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Sub-Advisor generally prefers to deal directly with market makers in the securities. The Sub-Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Sub-Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Advisor endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Sub-Advisor may also consider the following when deciding on allocations: (i) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (ii) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (iii) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par values (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees from time to time in their sole discretion, without shareholder vote. The Fund's Declaration of Trust initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.


      The Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the trading or "ticker" symbol "FPF". The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


      Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following this offering after payment of the sales load and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

      Under the terms of the Declaration of Trust, the Board of Trustees has the authority in its sole discretion, without prior approval of the Common Shareholders, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions, as determined by the Board of Trustees. See "Description of Shares--Preferred Shares" in the Fund's Prospectus.

BORROWINGS

      The Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the borrowing instrument's stated interest rate. The Fund may borrow from banks and other financial institutions.


      Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33 1/3% of total assets). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by the guidelines of one or more NRSROs which may issue ratings for short-term corporate debt securities and/or Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.


      Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

      Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings as soon as practicable. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      The discussion above describes the Fund's Board of Trustees' present intention with respect to Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust (the "Declaration") contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.


      The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. Under the By-Laws, the Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Removal of a trustee requires either (a) a vote of two-thirds of the outstanding shares (or if the trustee was elected or appointed with respect to a particular class, two-thirds of the outstanding shares of such class), or (b) the action of at least two-thirds of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. The By-Laws may be amended only by the Board of Trustees.

      The Declaration of Trust generally requires a Common Shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a Common Shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of Common Shareholders. For example, the Declaration of Trust gives the Board of Trustees broad authority to approve most reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without Common Shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Board of Trustees may amend the Declaration of Trust in any respect without Common Shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

      Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, if required pursuant to the provisions of the 1940 Act, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (only in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act and the Declaration of Trust), or (4) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (1) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two thirds of the Preferred Shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.


      As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder is a party: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision,
(2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

      The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.

      Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Advisor, Sub-Advisor and the corporate finance services and consulting agent that the Advisor may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Further, the staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the NYSE. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to the Fund's Common Shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                                NET ASSET VALUE

      The NAV of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. The NAV is determined daily as of the close of regular session trading on the NYSE (normally 4:00 p.m. eastern time). U.S. debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable, any Borrowings of the Fund and liabilities under reverse repurchase agreements) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

      The assets in the Fund's portfolio are valued daily in accordance with Valuation Procedures (as defined below) adopted by the Trustees. The Sub-Advisor anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset (as is the case for unlisted investments), or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., U.S. debt securities), but before the Fund values its assets, would materially affect NAV, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by Valuation Procedures adopted by the Trustees, and in accordance with the provisions of the 1940 Act.

      For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any U.S. exchange other than The Nasdaq Stock Market ("Nasdaq") are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on Nasdaq are valued at the Nasdaq Official Closing Price as determined by Nasdaq. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on Nasdaq, are valued at the closing bid prices. Debt securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Debt securities maturing within 60 days are valued by the Fund on an amortized cost basis. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in non-U.S. currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

      Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

      The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined under procedures adopted by the Board of Trustees in a manner that reflects fair market value of the security on the valuation date.

      Foreign Listed Securities. Foreign exchange-listed securities will generally be valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular foreign listed security or such valuation is deemed unreliable, the Board of Trustees or its designee may value such security at a fair value as determined in good faith under procedures established by the Board of Trustees, and in accordance with the provisions of the 1940 Act.

      Fair Value. When applicable, fair value of securities of an issuer is determined by the Board of Trustees or a committee of the Board of Trustees. In fair valuing the Fund's investments, consideration is given to the following factors:

      o the fundamental business data relating to the issuer, or economic data relating to the country of issue;

      o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

      o  the type, size and cost of the security;

      o the financial statements of the issuer, or the financial condition of the country of issue;

      o the credit quality and cash flow of the issuer, or country of issue, based on the Sub-Advisor's or external analysis;

      o  the information as to any transactions in or offers for the security;

      o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

      o  the coupon payments;

      o the quality, value and saleability of collateral, if any, securing the security;

      o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      o the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials;

      o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

      o  other relevant factors.

      If the Board of Trustees or its designee cannot obtain a market value or the Board of Trustees or its designee determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to methodologies established by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures provide that direct placements of securities of private companies (i.e., companies with no outstanding public securities) will be valued based upon a fair value methodology, which has typically been at cost. The Valuation Procedures provide that securities that are convertible into publicly traded securities (i.e., subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount equal in amount to the discount negotiated at the time of purchase. A report of any prices determined pursuant to such fair value methodologies will be presented to the Board of Trustees or a designated committee thereof no less frequently than quarterly.

                                  TAX MATTERS

      The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Fund.

GENERAL

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion also does not address the tax consequences to shareholders that are subject to special rules, including without limitation, banks or financial institutions, partnerships or other pass-through entities for U.S. federal income tax purposes, insurance companies, dealers in securities, non-U.S. shareholders, tax-exempt or tax-deferred plans, accounts or entities, shareholders that are subject to the alternative minimum tax or shareholders that hold their Common Shares as or in a hedge against currency risk, constructive sale or a conversion transaction. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your Common Shares as a capital asset. If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold Common Shares and partners in such a partnership should consult their tax advisors about the U.S. federal income tax considerations of the purchase, ownership and disposition of Common Shares. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. In addition, this discussion does not address state, local or foreign tax consequences. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

      The Fund intends to elect to be treated and to qualify annually as a RIC so that it will not pay federal income tax on income and capital gains distributed to its shareholders.

      Subject to certain exceptions for de minimis failures and reasonable cause, to qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

      As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date before January and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      If the Fund fails to qualify as a RIC, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as dividends in the year received.

DISTRIBUTIONS

      Dividends paid out of the Fund's investment company taxable income generally will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. If the Fund holds equity securities, certain ordinary income distributions received from the Fund may be taxed at lower tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net long-term capital gain (as discussed below), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Fund itself. Dividends received by the Fund from foreign corporations are qualified dividend income eligible for this lower tax rate only in certain circumstances.

      Distributions of the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Common Shares. Shareholders receiving distributions in the form of additional Common Shares, rather than cash, generally will have a cost basis in each such Common Share equal to the value of a Common Share of the Fund on the reinvestment date. A distribution in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital to the extent of such excess which is applied against and reduces the shareholder's basis in his or her Common Shares. To the extent that any portion of the distribution exceeds the shareholder's basis in his or her Common Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares.

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Common Shares will receive a report as to the value of those Common Shares.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of Common Shares, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the Common Shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. If you are an individual, the maximum marginal federal rate for net capital gains is generally 20%.

      Any loss realized on a sale or exchange will be disallowed to the extent that Common Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Common Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Common Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the Common Shares.

      The information statement you receive in regard to the sale or redemption of your Common Shares may contain information about your basis in the Common Shares and whether any gain or loss recognized by you should be considered long-term or short-term capital gain. The information reported to you is based upon rules that do not take into consideration all facts that may be known to you or your advisors. You should consult with your tax advisors about any adjustments that may need to be made to the information reported to you.

MEDICARE TAX

      Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to the net investment income of individual investors if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. For this purpose, "net investment income" includes interest, dividends (including taxable dividends paid with respect to Common Shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of Common Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Common Shareholders are advised to consult their own tax advisors regarding the taxation of net investment income.

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's income may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its investments, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      The Fund may invest a portion of its assets in Senior Loans of non-U.S. borrowers. Because of the nature of Senior Loans, there is an increased risk that a portion of the Senior Loans may be recharacterized as equity for U.S. federal income tax purposes. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

      Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

      Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year during which the Fund holds the securities, even though the Fund receives no cash interest payments. If the Fund acquires debt instruments that are issued as part of a package of investments along with warrants and/or equity securities, the Fund might also be required to accrue original issue discount of an amount equal to the value of such warrants and/or equity securities (even if the face amount of such debt instruments does not exceed the Fund's purchase price for such package of investments). Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

      The Fund may invest part of its assets in options. Options are generally treated as open transactions for federal income tax purposes with the result that the Fund will not have income recognition until the option lapses or is exercised. Certain options may be required to be marked-to-market annually. Such options may cause the Fund to recognize income without receiving cash related to that income. In these instances, the Fund may be required to dispose of certain investments (or borrow) to generate sufficient cash to satisfy its distribution requirements.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current withholding percentage is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN INVESTORS

      If you are a foreign investor (i.e., investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or fund), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes

(other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. There can be no assurance as to what portion, if any, of the Fund's distributions will constitute interest related dividends or short-term capital gain dividends. Foreign investors should consult their tax advisors with respect to U.S. tax consequences of ownership of Common Shares.

      In addition, distributions after December 31, 2013 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement, and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of Common Shares may be subject to withholding after December 31, 2016, under similar requirements.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of
(1) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (2) the Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

      From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

      The Fund's "average annual total return" is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

      Average Annual Total Return will be computed as follows:

                 ERV = P(1+T)/n/

       Where P = a hypothetical initial payment of $1,000
             T = average annual total return
             n = number of years
           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                 ATV/D/ = P(1+T)/n/

      Where: P = a hypothetical initial investment of $1,000
             T = average annual total return (after taxes on distributions) n = number of years
        ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                 ATV/DR/ = P(1+T)/n/

      Where: P = a hypothetical initial investment of $1,000
             T = average annual total return (after taxes on distributions and redemption)
             n = number of years
       ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

      Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                 Yield = 2 [( a-b/cd +1)/6/ - 1]

      Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
             d = the maximum offering price per share on the last day of the period

      Past performance is not indicative of future results. At the time shareholders sell their shares, they may be worth more or less than their original investment.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Statement of Assets and Liabilities of the Fund as of April 16, 2013, appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP audits and reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund. The principal business address of Deloitte & Touche LLP is 111 S. Wacker Drive, Chicago, Illinois 60606.

                  CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

      Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for the Fund. As such, Brown Brothers Harriman & Co. has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. Brown Brothers Harriman & Co. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm and providing the independent registered public accounting firm with certain Fund accounting information; and providing other continuous accounting and administrative services. Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021, is the dividend disbursing agent for the Fund. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021, is the transfer agent and registrar for the Fund. Computershare Inc. and Computershare Trust Company N.A. also provide certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of First Trust Intermediate Duration Preferred & Income Fund:

We have audited the accompanying statement of assets and liabilities of First Trust Intermediate Duration Preferred & Income Fund as of April 16, 2013. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of First Trust Intermediate Duration Preferred & Income Fund as of April 16, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
April 19, 2013

           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND


                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 16, 2013


ASSETS:

Cash                                                                   $100,012
Deferred offering costs                                                     209
                                                             ------------------
                                                                        100,221
                                                             ------------------
LIABILITIES:

Accrued offering costs                                                      209
                                                             ------------------
Net Assets                                                             $100,012
                                                             ------------------


NET ASSETS - Applicable to 4,189 shares                                $100,012
                                                             ------------------


NET ASSET VALUE PER SHARE (net assets divided by
4,189 shares)                                                           $23.875
                                                             ==================

NOTES TO STATEMENT OF ASSETS AND LIABILITIES:

NOTE 1.  ORGANIZATION

First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was organized on January 31, 2013, as a Massachusetts business trust pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund has had no operations through April 16, 2013 other than those relating to organizational matters and the sale and issuance of 4,189 common shares of beneficial interest to First Trust Portfolios L.P.

The Fund's primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund will seek to achieve its investment objectives by investing in preferred and other income-producing securities. There can be no assurance that the Fund's investment objectives will be achieved.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. The Fund also will invest at least 25% of its Managed Assets in the group of industries that are part of the financials sector as classified under the Global Industry Classification Standards developed by MSCI, Inc. and Standard & Poor's, which is currently comprised of banks, diversified financials, real estate (including real estate investment trusts) and insurance industries. Managed Assets means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares of beneficial interest and accrued liabilities (other than debt representing leverage).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

First Trust Advisors L.P. (the "Advisor") and Stonebridge Advisors, LLC (the "Sub-Advisor") have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriting expenses incurred in connection with this offering) that exceed 0.20% (or $0.05 per Common Share) of the Fund's aggregate offering price. Offering costs incurred by the Fund through April 16, 2013 have been reported on the Statement of Assets and Liabilities as deferred offering costs. These offering costs, as well as the offering costs incurred subsequent to April 16, 2013, up to $0.05 per Common Share outstanding, will be charged to paid-in-capital.

The Fund's Statement of Assets and Liabilities is prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Assets and Liabilities. Actual results could differ from those estimates.

The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATED PARTIES

On March 10, 2013, the Fund's Board of Trustees approved an Investment Management Agreement with the Advisor and a Sub-Advisory Agreement among the Advisor, the Sub-Advisor and the Fund. The Fund has agreed to pay an annual management fee for the services and facilities provided by the Advisor, payable on a monthly basis, equal to the annual rate of 0.85% of the Fund's average daily Managed Assets.


The Sub-Advisor will receive a portfolio management fee equal to 0.425% of the Fund's average daily Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee.

           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND

                                      COMMON SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                                                 , 2013

                                   APPENDIX A
                             RATINGS OF INVESTMENTS

      STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY S&P)
FOLLOWS:

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

      Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o  Nature of and provisions of the obligation; and

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

      A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

      An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

      This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

      A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

      A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (STANDARD & POOR'S UNDERLYING RATING)

      This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:


SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

DUAL RATINGS

      Standard and Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

I

      This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses the likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

L

      Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

P

      This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

PI

      Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statement, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

PRELIMINARY

      Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

      o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

      o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

      o Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

      o Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

      o Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s) assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

      o A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.


SF

      The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

T

      This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

UNSOLICITED

      Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

      This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

C

      This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

PR

      The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Q

      A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in April 2001.

R

      The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.

      MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY MOODY'S) FOLLOWS:

LONG-TERM OBLIGATION RATINGS

      Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

      Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

Caa

      Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Obligations rated C are the lowest rated and are typically in default with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

MEDIUM-TERM NOTE PROGRAM RATINGS

      Moody's assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes).

      MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by (P) in front of the rating when the assignment of a final rating is subject to the fulfillment of contingencies but is highly likely that the rating will become definitive after all document are received or an obligation is issued into the market.

      The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

      Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM OBLIGATION RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. MUNICIPAL DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating variation of the MIG scale called the Variable Municipal Investment Grade or VMIG rating.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS ("FITCH") RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

      The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings.

LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

      Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

      In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

      Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

      Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

      Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

      Substantial credit risk. Default is a real possibility.

CC

      Very high levels of credit risk. Default of some kind appears probable.

C

      Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating of an issuer include:

      a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

      b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

      c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

      Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

      a. the selective payment default on a specific class or currency of debt;

      b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

      c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

      d. execution of a coercive debt exchange on one or more material financial obligations.

D

      Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

      Limitations of the Issuer Credit Rating Scale:

      Specific limitations relevant to the issuer credit rating scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

      o The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

      o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR OBLIGATIONS IN
      CORPORATE, PUBLIC AND STRUCTURED FINANCE

      A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

      Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

      Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

      Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

      Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

      High short-term default risk. Default is a real possibility.

RD

      Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

      Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

      Limitations of the Short-Term Ratings Scale:

      Specific limitations relevant to the Short-Term Ratings scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

      o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

ADDITIONAL INFORMATION

      'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

      'Withdrawn': The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Indicated in rating databases with the symbol 'WD'.

                                   APPENDIX B

                            STONEBRIDGE ADVISORS LLC
                              PROXY VOTING POLICY

GENERAL POLICY
Stonebridge does not anticipate acquiring securities subject to a proxy vote, but in the event that a proxy vote is required, the following guidelines ensure that proxies are voted in the best economic interests of the client. In determining how to vote on any proposal, we will consider the proposal's expected impact on shareholder value and will not consider any benefit to us, our employees or affiliates.

When we evaluate a company for investment, we consider the reputation, experience and competence of the company's management. We invest in companies in which we believe management goals and shareholder goals are aligned. Therefore, we generally will vote in accordance with management's recommendations. However, when we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

PROXY VOTING GUIDELINES
If we acquire the equity securities of a company subject to a proxy vote, we may choose to refrain from voting a proxy for a particular security. In such instances, we will document our reasons for the decision.

We will generally vote proxies in accordance with the following guidelines unless we determine that it is in the best economic interests of our clients to vote contrary to the guidelines:

o With respect to a company's board of directors, we believe there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and we will normally vote in favor of proposals that insure such independence.

o With respect to auditors, we believe that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and we will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

o With respect to equity based compensation plans, we believe that appropriately designed plans approved by a company's shareholders can be an effective way to align the interests of long-term shareholders and the interests of management. However, we will normally vote against plans that substantially dilute our ownership interest in the company or provide participants with excessive awards. We will also normally vote in favor of proposals to require the expensing of options.

o With respect to shareholder rights, we believe that all shareholders of a company should have an equal voice and that barriers that limit their ability to effect corporate change and to realize the full value of their investment are not desirable. Therefore, we will normally vote against proposals for supermajority voting rights, against the adoption of poison pill plans, and against proposals for different classes of stock with different voting rights.

o With respect to "social responsibility" issues, we believe that a company's day-to-day business operations are primarily the responsibility of management. We are focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless we believe the proposal would have a substantial, positive economic impact on the company.

RESPONSIBILITY
The CCO or his designee is responsible for the overall monitoring of the proxy voting policy, practices, disclosures and recordkeeping. The Portfolio Manager is responsible for monitoring corporate actions, making the voting decisions, and ensuring that proxies are submitted in a timely manner.

We have adopted procedures to implement the firm's policy, along with reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated as appropriate. The procedures are as follows:

o A description of the Proxy Policy is disclosed in Form ADV Part 2A, along with contact information for clients interested in requesting a copy of the Policy.

o An offer is made to all existing clients on an annual basis to allow them to request, at no charge, a copy of the Proxy Voting Policy and Procedures.

o If a proxy vote were to be required, the Portfolio Manager will maintain documentation of all proxies/corporate action information that was received, records of how the proxies were voted, when the vote was submitted, and any other applicable details that may be needed.

o Client requests for information regarding proxy votes or policies and procedures will be forwarded to the CCO for tracking and response.

o The CCO will prepare a written response to the client with the information requested.

o The CCO periodically reviews documentation maintained by the Portfolio Manager to provide reasonable assurance that procedures are followed and proxies are being voted in the best interest of the clients.

                           PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.    Financial Statements:

      Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 were filed with Pre-effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-186412).

2.    Exhibits:

a. Declaration of Trust dated January 28, 2013. Filed on February 4, 2013 as Exhibit a. to Registrant's Registration Statement on Form N-2 (File No. 333-186412) and incorporated herein by reference.

b.    By-Laws of Fund.

c.    None.

d.    None.

e.    Terms and Conditions of the Dividend Reinvestment Plan.

f.    None.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Stonebridge Advisors LLC.

h.1   Form of Underwriting Agreement.

h.2   Form of Master Agreement Among Underwriters.

h.3   Form of Master Selected Dealers Agreement.

i.    None.

j.    Form of Custodian Agreement between Registrant and Fund Custodian.

k.1 Form of Transfer Agency and Service Agreement between Registrant and Fund Transfer Agent.

k.2   Form of Administrative Agency Agreement.

k.3   Form of Structuring Fee Agreement with Morgan Stanley & Co. LLC

k.4   Form of Syndication Fee Agreement with Morgan Stanley & Co. LLC

k.5   Form of Structuring Fee Agreement with Citigroup Global Markets Inc.

k.6 Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

k.7   Form of Structuring Fee Agreement with RBC Capital Markets, LLC.

k.8   Form of Structuring Fee Agreement with Oppenheimer & Co. Inc.

k.9   Form of Structuring Fee Agreement with Comerica Securities, Inc.

k.10  Form of Fee Agreement with Pershing LLC.

k.11  Form of Structuring Fee Agreement with Sterne, Agee & Leach, Inc.

k.12  Form of Structuring Fee Agreement with Janney Montgomery Scott LLC.

k.13  Form of Structuring Fee Agreement with J.J.B. Hilliard, W.L. Lyons LLC.

k.14  Form of Structuring Fee Agreement with Southwest Securities.

k.15 Form of Structuring Fee Agreement with BB&T Capital Markets, a division of BB&T Securities, LLC.

k.16  Form of Structuring Fee Agreement with qualifying underwriters.

l.1   Opinion and consent of Chapman and Cutler LLP.

l.2   Opinion and consent of Bingham McCutchen LLP.

m.    None.

n.    Consent of Independent Registered Public Accounting Firm.

o.    None.

p.    Subscription Agreement between Registrant and First Trust Advisors L.P.

q.    None.

r.1   Code of Ethics of Registrant.

r.2   Code of Ethics of First Trust Portfolios L.P.

r.3   Code of Ethics of First Trust Advisors L.P.

r.4.  Code of Ethics of Stonebridge Advisors LLC.

s. Powers of Attorney. Filed on April 5, 2013 as Exhibit s. to Registrant's Registration Statement on Form N-2 (File No. 333-186412) and incorporated herein by reference.

--------------------------

Item 26: Marketing Arrangements

      See the Form of Underwriting Agreement, the Form of Master Agreement Among Underwriters, the Form of Master Selected Dealers Agreement, the Form of Structuring Fee Agreement of Morgan Stanley & Co. LLC, the Form of Syndication Fee Agreement of Morgan Stanley & Co. LLC, the Form of Structuring Fee Agreement of Citigroup Global Markets Inc., the Form of Structuring Fee Agreement of Merrill Lynch, Pierce, Fenner & Smith Incorporated, the Form of Structuring Fee Agreement of RBC Capital Markets, LLC, the Form of Structuring Fee Agreement of Oppenheimer & Co. Inc., the Form of Structuring Fee Agreement of Comerica Securities, Inc., the Form of Fee Agreement of Pershing LLC, the Form of Structuring Fee Agreement of Sterne, Agee & Leach, Inc., the Form of Structuring Fee Agreement with Janney Montgomery Scott LLC, the Form of Structuring Fee Agreement with J.J.B. Hilliard, W.L. Lyons LLC, the Form of Structuring Fee Agreement with Southwest Securities, the Form of Structuring Fee Agreement with BB&T Capital Markets, a division of BB&T Securities, LLC and the Form of Structuring Fee Agreement with qualifying underwriters filed as Exhibit (h)(1), Exhibit (h)(2), Exhibit (h)(3), Exhibit (k)(3), Exhibit (k)(4), Exhibit (k)(5), Exhibit (k)(6), Exhibit (k)(7), Exhibit (k)(8), Exhibit (k)(9), Exhibit (k)(10), Exhibit (k)(11), Exhibit (k)(12), Exhibit (k)(13), Exhibit (k)(14), Exhibit
(k)(15), and Exhibit (k)(16), respectively, to this Registration Statement.

Item 27: Other Expenses of Issuance and Distribution

---------------------------------------------------------- --------------------
Securities and Exchange Commission Fees                    $  204,600
---------------------------------------------------------- --------------------
Financial Industry Regulatory Authority, Inc. Fees         $  225,500
---------------------------------------------------------- --------------------
Printing and Engraving Expenses                            $  200,000
---------------------------------------------------------- --------------------
Legal Fees                                                 $  800,000
---------------------------------------------------------- --------------------
Listing Fees                                               $   40,000
---------------------------------------------------------- --------------------
Accounting Expenses                                        $   20,500
---------------------------------------------------------- --------------------
Blue Sky Filing Fees and Expenses                          $       --
---------------------------------------------------------- --------------------
Miscellaneous Expenses                                     $  309,400
---------------------------------------------------------- --------------------
Total                                                      $1,800,000
---------------------------------------------------------- --------------------


Item 28: Persons Controlled by or under Common Control with Registrant

      Not applicable.


Item 29:  Number of Holders of Securities

      At May 23, 2013

---------------------------------------------  --------------------------------
Title of Class                                 Number of Record Holders
----------------------------------------------  --------------------------------
Common Shares, $0.01 par value                 1
---------------------------------------------  --------------------------------

Item 30: Indemnification

Section 9.5 of the Registrant's Declaration of Trust provides as follows:

      Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

      No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

      The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

      To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      Section 8 of the Form of Underwriting Agreement filed as Exhibit (h)(1) to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their directors, officers, agents, affiliates and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions "Management of the Fund - Trustees and Officers" and "Sub-Advisor," and the Form ADV of Stonebridge Advisors LLC (File No. 801-63899) filed with the Commission are hereby incorporated by reference.


Item 32: Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.


Item 33: Management Services

Not applicable.


Item 34: Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.    Not applicable.

3.    Not applicable.

4. The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
      Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(c) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(d) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

      The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.    The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Wheaton, and State of Illinois, on the 23rd day of May, 2013.

                                            FIRST TRUST INTERMEDIATE DURATION
                                            PREFERRED & INCOME FUND



                                            By: /s/ Mark R. Bradley
                                                ------------------------------
                                                Mark R. Bradley, President and
                                                Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

-------------------------------------   -----------------------------------   ------------------------------------
Signature                               Title                                 Date
-------------------------------------   -----------------------------------   ------------------------------------
                                        President and Chief Executive         May 23, 2013
/s/ Mark R. Bradley                     Officer
---------------------------------       (Principal Executive Officer)
 Mark R. Bradley
-------------------------------------   -----------------------------------   ------------------------------------
                                        Chief Financial Officer, Chief        May 23, 2013
                                        Accounting Officer and
/s/ James M. Dykas                      Treasurer (Principal Financial and
---------------------------------       Accounting Officer)
 James M. Dykas
-------------------------------------   -----------------------------------   ------------------------------------
James A. Bowen(1)                       Chairman of the Board and Trustee )
-------------------------------------   -----------------------------------
Richard E. Erickson(1)                  Trustee                           )   By: /s/ W. Scott Jardine
-------------------------------------   -----------------------------------       -----------------------------
Thomas R. Kadlec(1)                     Trustee                           )            W. Scott Jardine
-------------------------------------   -----------------------------------            Attorney-In-Fact
Robert F. Keith(1)                      Trustee                           )            May 23, 2013
-------------------------------------   -----------------------------------
Niel B. Nielson(1)                      Trustee                           )
-------------------------------------   -----------------------------------   ------------------------------------

---------------

(1) Original powers of attorney authorizing James A. Bowen, Mark R. Bradley, W. Scott Jardine, Kristi A. Maher and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Pre-Effective Amendment No. 3 is filed, were previously executed and are filed as Exhibit s. to the Registrant's Registration Statement on Form N-2 (File No. 333-186412).

                               INDEX TO EXHIBITS

b.    By-Laws of Fund.

e.    Terms and Conditions of the Dividend Reinvestment Plan.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Stonebridge Advisors LLC.

h.1   Form of Underwriting Agreement.

h.2   Form of Master Agreement Among Underwriters.

h.3   Form of Master Selected Dealers Agreement.

j.    Form of Custodian Agreement between Registrant and Fund Custodian.

k.1 Form of Transfer Agency and Service Agreement between Registrant and Fund Transfer Agent.

k.2   Form of Administrative Agency Agreement.

k.3   Form of Structuring Fee Agreement with Morgan Stanley & Co. LLC

k.4   Form of Syndication Fee Agreement with Morgan Stanley & Co. LLC

k.5   Form of Structuring Fee Agreement with Citigroup Global Markets Inc.

k.6 Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

k.7   Form of Structuring Fee Agreement with RBC Capital Markets, LLC.

k.8   Form of Structuring Fee Agreement with Oppenheimer & Co. Inc.

k.9   Form of Structuring Fee Agreement with Comerica Securities, Inc.

k.10  Form of Fee Agreement with Pershing LLC.

k.11  Form of Structuring Fee Agreement with Sterne, Agee & Leach, Inc.

k.12  Form of Structuring Fee Agreement with Janney Montgomery Scott LLC.

k.13  Form of Structuring Fee Agreement with J.J.B. Hilliard, W.L. Lyons LLC.

k.14  Form of Structuring Fee Agreement with Southwest Securities.

k.15 Form of Structuring Fee Agreement with BB&T Capital Markets, a division of BB&T Securities, LLC.

k.16  Form of Structuring Fee Agreement with qualifying underwriters.

l.1   Opinion and consent of Chapman and Cutler LLP.

l.2   Opinion and consent of Bingham McCutchen LLP.

n.    Consent of Independent Registered Public Accounting Firm.

p.    Subscription Agreement between Registrant and First Trust Advisors L.P.

r.1   Code of Ethics of Registrant.

r.2   Code of Ethics of First Trust Portfolios L.P.

r.3   Code of Ethics of First Trust Advisors L.P.

r.4.  Code of Ethics of Stonebridge Advisors LLC.